UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

Nushares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Diana R. Gonzalez

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Exchange-Traded
Funds
31 October
2020
Fund Name	Listing Exchange	Ticker Symbol
Nuveen ESG Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.	NUEM
Nuveen ESG International Developed Markets Equity ETF	Cboe BZX Exchange, Inc.	NUDM
Nuveen ESG Large-Cap ETF	Cboe BZX Exchange, Inc.	NULC
Nuveen ESG Large-Cap Growth ETF	Cboe BZX Exchange, Inc.	NULG
Nuveen ESG Large-Cap Value ETF	Cboe BZX Exchange, Inc.	NULV
Nuveen ESG Mid-Cap Growth ETF	Cboe BZX Exchange, Inc.	NUMG
Nuveen ESG Mid-Cap Value ETF	Cboe BZX Exchange, Inc.	NUMV
Nuveen ESG Small-Cap ETF	Cboe BZX Exchange, Inc.	NUSC
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your shares.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority  –  which determines whether the government will be under split control or a Democrat majority  –  rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

Portfolio Managers’
Comments
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Nuveen ESG Large-Cap ETF (NULC)
Nuveen ESG Large-Cap Growth ETF (NULG)
Nuveen ESG Large-Cap Value ETF (NULV)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Nuveen ESG Mid-Cap Value ETF (NUMV)
Nuveen ESG Small-Cap ETF (NUSC)
These Funds feature portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen, LLC. Below, the Funds’ portfolio managers, Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss U.S. and international economic and market conditions, key investment strategies and the performance of the Funds during the twelve-month reporting period. Jim and Lei have managed the Funds since their commencement of operations on December 13, 2016 (for NULG, NULV, NUMG, NUMV and NUSC), June 6, 2017 (for NUDM and NUEM) and June 3, 2019 (for NULC).
What factors affected the U.S. economy and the global stock markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S.- China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Global equities managed positive performance during the twelve-month reporting period, despite a dramatic sell-off in March 2020. Massive fiscal and monetary stimulus from the world’s governments and central banks and helped avert a credit crisis and helped economies to rebound more quickly than expected. Positive news on the development of COVID-19 vaccines and treatments also supported equity prices in the latter half of the reporting period. However, share price volatility remained elevated as economic recovery momentum was slowing, COVID-19 infections were surging again especially in Europe and the U.S. and the U.S. election added to political uncertainty.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2020, and how did these strategies influence performance?
The Funds employ a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of their respective indexes, which are comprised solely of equity securities selected from a base index that meet certain environmental, social and governance (“ESG”) criteria. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Environmental assessment categories can include a company’s impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include a company’s corporate gov-

ernance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations as well as commonly accepted global norms related to ESG matters. Each index generally excludes companies with significant activities in certain controversial businesses, including those involving alcohol, tobacco, military weapons, firearms, nuclear power and gambling, among others.
Companies that meet the ESG criteria are then ranked within their respective sectors based on their ESG performance score. The highest ranked companies in each sector are identified as eligible for inclusion in each index until such point that the aggregate weight of companies in the sector reaches 50% of the market cap of such sector in the respective base index. For example, if the market capitalization of all consumer discretionary sector companies included in a base index totals $200 million, then the index would screen these consumer discretionary sector companies, rank them based on ESG performance scores, and add the highest scoring companies to the index until such point that their combined total market capitalization reaches $100 million. Companies otherwise eligible for inclusion in the index that exceed certain carbon-based ownership and emissions thresholds are excluded from the index. Once the universe of eligible index components is established, the index provider optimizes the weightings of individual components to approximate the sector weightings of the base index, within certain constraints established by the index.
You cannot invest directly in an index. Each Fund seeks to track its index by investing all, or substantially all, of its assets in the securities represented in its index in approximately the same proportions as the index. Each Fund rebalances its holdings quarterly in response to the quarterly rebalance of its index, which occurs in February, May, August and November.
NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index (the “NUEM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with emerging markets that meet certain ESG criteria. The NUEM Index selects from the securities included in the MSCI Emerging Markets Index (the “NUEM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index (the “NUDM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with developed markets, excluding the United States and Canada, that meet certain ESG criteria. The NUDM Index selects from the securities included in the MSCI EAFE Index (the “NUDM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
NULC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Index (the “NULC Index”), which is comprised of equity securities issued by large capitalization companies listed on U.S. exchanges that meet certain environ-mental, social and governance (“ESG”) criteria. The Index selects from the securities included in the MSCI USA Index (the “NULC Base Index”), which generally consists of large-and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. Securities in the Base Index are weighted based on market capitalization.
NULG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index (the “NULG Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NULG Index selects from the securities included in the MSCI USA Growth Index (the “NULG Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
NULV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index (the “NULV Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG

Portfolio Managers’ Comments (continued)
criteria. The NULV Index selects from the securities included in the MSCI USA Value Index (the “NULV Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield.
NUMG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index (the “NUMG Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMG Index selects from the securities included in the MSCI USA Mid-Cap Growth Index (the “NUMG Base Index”),which generally consists of mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.
NUMV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index (the “NUMV Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMV Index selects from the securities included in the MSCI USA Mid-Cap Value Index (the “NUMV Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield.
NUSC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Small-Cap Index (the “NUSC Index”),which is comprised of equity securities issued by small-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUSC Index selects from the securities included in the MSCI USA Small Cap Index (the “NUSC Base Index”), which generally consists of equity securities that comprise the small-cap segment of the U.S. market.
MSCI Inc. (“MSCI”) is the index provider for each Index and Base Index. Each Index and Base Index are owned, calculated and con-trolled by MSCI, in its sole discretion. Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. Each Index identifies equity securities from its Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research, Inc. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry.
How did the Funds perform during the twelve-month reporting period ended October 31, 2020?
The tables in each Fund’s Performance Overview and Expense Ratios section of this report provides the Funds’ total return performance at net asset value (NAV) for the period ended October 31, 2020. Each Fund’s total returns at NAV are compared with the performance of the Index, which each Fund is designed to track.
The total return for each Fund underperformed its respective Index during the respective reporting periods. The trailing performance is primarily attributable to fees and expenses. Transaction costs in emerging markets for NUEM’s purchase and sale of securities due to higher levels of turnover in the NUEM Index during the reporting period, as well as fees and expenses incurred by the Fund that are not incurred by the NUEM Index, reduced relative performance. The Indexes are unmanaged and therefore their returns do not reflect any fees or expenses, which would detract from their performance. You cannot invest directly in an index.
Performance diverged widely across market sectors, investment styles and geographies during the reporting period. Technology stocks garnered a considerable lead as the COVID-19 crisis accelerated the trend toward working, learning, shopping and socializing online. As a result, growth stocks and countries with tech-dominant stock markets tended to outperform. On the other hand, energy stocks were by far the weakest performing group, followed by the financials sector, which weighed on value-oriented indexes due to their higher exposures to these sectors.
In this environment, NUMG and NULG delivered strong gains, followed by NULC. The three Funds hold the highest exposure to the outperforming technology sector. NUSC posted a comparatively smaller positive return, as small-cap stocks generally lagged the larger market cap segments. The value-oriented Funds, NULV and NUMV, had negative performance. The two Funds’ large weightings in the underperforming financials sector were detrimental to performance, as was NUMV’s heavy exposure to the real estate sector, which also performed poorly in this reporting period.

For the non-U.S. Funds, NUEM closed the reporting period with a double-digit positive return, while NUDM posted a loss. Emerging market equities significantly outperformed developed market equities in this reporting period, largely driven by China and other emerging Asia countries that benefited from their greater exposure to the technology sector and their relatively more successful containment of COVID-19.

Risk Considerations
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Due to the percentage weight within the base index, the Fund may at times be significantly invested in certain countries, such as China. Investing in China involves additional risks, including a reduction in growth if global or domestic demand for Chinese goods decreases significantly, pricing anomalies that may be connected to governmental influence, a lack of publicy-available information and/or social instability. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.
Nuveen ESG Large-Cap ETF (NULC)
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don't use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen ESG Large-Cap Growth ETF (NULG)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Large-Cap Value ETF (NULV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance

(ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. Growth stocks tend to be more volatile and can experience sharp price declines. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Mid-Cap Value ETF (NUMV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Small-Cap ETF (NUSC)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
Expense Ratios
The expense ratios shown are as of each Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUEM at NAV	6/06/17	16.41%	6.16%	0.45%
NUEM at Market Price	6/06/17	16.47%	6.34%	—
TIAA ESG Emerging Markets Equity Index	—	17.34%	6.95%	—
MSCI Emerging Markets Index	—	8.25%	5.04%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUDM at NAV	6/06/17	(5.91)%	1.20%	0.40%
NUDM at Market Price	6/06/17	(5.67)%	1.39%	—
TIAA ESG International Developed Markets Equity Index	—	(5.64)%	1.47%	—
MSCI EAFE Index	—	(6.86)%	0.60%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Large-Cap ETF (NULC)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NULC at NAV	6/03/19	11.71%	17.39%	0.20%
NULC at Market Price	6/03/19	11.43%	17.12%	—
TIAA ESG USA Large-Cap Index	—	11.94%	17.65%	—
MSCI USA Index	—	11.58%	16.70%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Large-Cap Growth ETF (NULG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NULG at NAV	12/31/16	28.66%	20.72%	0.35%
NULG at Market Price	12/31/16	28.42%	20.68%	—
TIAA ESG USA Large-Cap Growth Index	—	29.19%	21.19%	—
MSCI USA Growth Index	—	32.94%	21.20%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Large-Cap Value ETF (NULV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NULV at NAV	12/31/16	(7.87)%	5.16%	0.35%
NULV at Market Price	12/31/16	(7.78)%	5.19%	—
TIAA ESG USA Large-Cap Value Index	—	(7.57)%	5.53%	—
MSCI USA Value Index	—	(8.42)%	3.70%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUMG at NAV	12/31/16	29.43%	16.59%	0.40%
NUMG at Market Price	12/31/16	28.90%	16.52%	—
TIAA ESG USA Mid-Cap Growth Index	—	30.00%	17.10%	—
MSCI USA Mid-Cap Growth Index	—	24.64%	15.30%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Mid-Cap Value ETF (NUMV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUMV at NAV	12/31/16	(10.98)%	2.49%	0.40%
NUMV at Market Price	12/31/16	(11.11)%	2.51%	—
TIAA ESG USA Mid-Cap Value Index	—	(10.64)%	2.90%	—
MSCI USA Mid-Cap Value Index	—	(11.33)%	2.26%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of October 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
NUSC at NAV	12/31/16	4.40%	6.98%	0.40%
NUSC at Market Price	12/31/16	4.44%	7.03%	—
TIAA ESG USA Small-Cap Index	—	4.78%	7.42%	—
MSCI USA Small-Cap Index	—	0.87%	6.03%	—

Growth of an Assumed $10,000 Investment as of October 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of October 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Fund Allocation (% of net assets)
Common Stocks	99.8%
Common Stock Rights	0.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Alibaba Group Holding Ltd, Sponsored ADR	10.1%
Tencent Holdings Ltd	8.1%
Taiwan Semiconductor Manufacturing Co Ltd	6.9%
Meituan Dianping, Class B	3.5%
China Construction Bank Corp	1.9%
Portfolio Composition (% of net assets)
Consumer Discretionary	20.9%
Information Technology	18.6%
Financials	16.8%
Communication Services	12.7%
Materials	8.5%
Industrials	6.6%
Consumer Staples	6.1%
Health Care	3.6%
Real Estate	2.3%
Utilities	1.9%
Energy	1.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Country Allocation[1] (% of net assets)
China	41.8%
Taiwan	13.6%
Korea, Republic Of	10.7%
India	6.7%
Brazil	3.8%
South Africa	3.2%
Saudi Arabia	2.9%
Malaysia	1.8%
Thailand	1.8%
Russia	1.6%
Other	11.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%
1	Includes 96.2% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of October 31, 2020 (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Fund Allocation (% of net assets)
Common Stocks	99.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nestle SA	3.7%
Sony Corp	2.2%
AstraZeneca PLC	1.9%
Nintendo Co Ltd	1.9%
L'Oreal SA	1.9%
Portfolio Composition (% of net assets)
Financials	16.4%
Industrials	16.2%
Consumer Staples	13.5%
Health Care	12.9%
Consumer Discretionary	12.4%
Materials	8.2%
Communication Services	5.8%
Information Technology	4.9%
Real Estate	3.6%
Utilities	3.3%
Energy	2.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Country Allocation (% of net assets)
Japan	25.7%
United Kingdom	14.8%
Switzerland	10.4%
Germany	9.3%
France	9.2%
Australia	6.9%
Netherlands	3.1%
Sweden	2.9%
Denmark	2.8%
Spain	2.1%
Other	12.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Nuveen ESG Large-Cap ETF (NULC)
Fund Allocation (% of net assets)
Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	27.5%
Health Care	12.7%
Financials	11.1%
Communication Services	10.7%
Consumer Discretionary	10.4%
Industrials	9.5%
Consumer Staples	7.0%
Real Estate	4.0%
Materials	3.0%
Utilities	2.4%
Energy	1.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	6.0%
Alphabet Inc, Class C	2.7%
Procter & Gamble Co	2.3%
NVIDIA Corp	2.2%
Alphabet Inc	2.0%

Holding Summaries    as of October 31, 2020 (continued)
Nuveen ESG Large-Cap Growth ETF (NULG)
Fund Allocation (% of net assets)
Common Stocks	99.9%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	36.8%
Health Care	16.7%
Consumer Discretionary	14.2%
Communication Services	13.7%
Industrials	9.0%
Financials	4.9%
Consumer Staples	4.6%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Alphabet Inc	7.5%
NVIDIA Corp	3.3%
salesforcecom Inc	2.8%
Mastercard Inc	2.7%
Thermo Fisher Scientific Inc	2.6%

Nuveen ESG Large-Cap Value ETF (NULV)
Fund Allocation (% of net assets)
Common Stocks	99.7%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	19.4%
Health Care	13.3%
Consumer Staples	12.5%
Industrials	12.4%
Information Technology	10.3%
Communication Services	7.1%
Utilities	6.0%
Consumer Discretionary	5.5%
Materials	5.3%
Real Estate	4.9%
Energy	3.0%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Procter & Gamble Co	3.9%
Verizon Communications Inc	3.0%
Walt Disney Co	2.9%
Coca-Cola Co	2.8%
PepsiCo Inc	2.6%

Holding Summaries    as of October 31, 2020 (continued)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Fund Allocation (% of net assets)
Common Stocks	99.9%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	35.1%
Health Care	18.6%
Industrials	17.7%
Communication Services	11.8%
Consumer Discretionary	5.7%
Financials	4.3%
Consumer Staples	2.7%
Real Estate	2.4%
Materials	1.6%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Snap Inc	4.2%
Twilio Inc	3.3%
Splunk Inc	3.0%
Copart Inc	2.7%
ANSYS Inc	2.7%

Nuveen ESG Mid-Cap Value ETF (NUMV)
Fund Allocation (% of net assets)
Common Stocks	99.7%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	18.6%
Consumer Discretionary	15.3%
Real Estate	14.0%
Industrials	13.4%
Information Technology	10.2%
Health Care	7.0%
Utilities	5.4%
Materials	5.4%
Consumer Staples	3.6%
Energy	3.4%
Communication Services	3.4%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Marvell Technology Group Ltd	2.6%
Best Buy Co Inc	2.2%
CMS Energy Corp	2.2%
Arthur J Gallagher & Co	2.2%
Darden Restaurants Inc	2.0%

Holding Summaries    as of October 31, 2020 (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	0.7%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	16.8%
Consumer Discretionary	16.2%
Health Care	16.1%
Industrials	15.4%
Financials	12.9%
Real Estate	8.5%
Consumer Staples	4.3%
Materials	4.2%
Utilities	2.2%
Communication Services	1.7%
Energy	1.6%
Investments Purchased with Collateral from Securities Lending	0.7%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Generac Holdings Inc	1.3%
Pool Corp	1.2%
Entegris Inc	1.1%
Darling Ingredients Inc	1.0%
Service Corp International/US	1.0%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2020.
The beginning of the period is May 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,270.10
Expenses Incurred During Period	$ 2.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,022.87
Expenses Incurred During the Period	$ 2.29
Expenses are equal to the Fund's annualized net expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,088.40
Expenses Incurred During Period	$ 2.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.13
Expenses Incurred During the Period	$ 2.03
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen ESG Large-Cap ETF (NULC)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,155.30
Expenses Incurred During Period	$ 1.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,024.13
Expenses Incurred During the Period	$ 1.02
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen ESG Large-Cap Growth ETF (NULG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,225.50
Expenses Incurred During Period	$ 1.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.38
Expenses Incurred During the Period	$ 1.78
Expenses are equal to the Fund's annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen ESG Large-Cap Value ETF (NULV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,066.80
Expenses Incurred During Period	$ 1.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.38
Expenses Incurred During the Period	$ 1.78
Expenses are equal to the Fund's annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,271.00
Expenses Incurred During Period	$ 2.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.13
Expenses Incurred During the Period	$ 2.03
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen ESG Mid-Cap Value ETF (NUMV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,131.80
Expenses Incurred During Period	$ 2.14
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.13
Expenses Incurred During the Period	$ 2.03
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,233.50
Expenses Incurred During Period	$ 2.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.13
Expenses Incurred During the Period	$ 2.03
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nushares ETF Trust:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen ESG Emerging Markets Equity ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, and Nuveen ESG Small-Cap ETF (eight of the funds comprising Nushares ETF Trust) (the Funds), including the portfolios of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (the year then ended and the period from June 3, 2019 (commencement of operations) to October 31, 2019 for Nuveen ESG Large-Cap ETF), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from June 6, 2017 (commencement of operations) to October 31, 2017 for Nuveen ESG Emerging Markets Equity ETF and Nuveen ESG International Developed Markets Equity ETF, each of the years in the three-year period then ended and the period from December 13, 2016 (commencement of operations) to October 31, 2017 for Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF and Nuveen ESG Small-Cap ETF, and the year then ended and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations the year then ended, the changes in their net assets for each of the years in the two year period then ended (the year then ended and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF), and the financial highlights for each of the years in the three-year period then ended and the period from June 6, 2017 to October 31, 2017 for Nuveen ESG Emerging Markets Equity ETF and Nuveen ESG International Developed Markets Equity ETF, each of the years in the three-year period then ended and the period from December 13, 2016 to October 31, 2017 for Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF and Nuveen ESG Small-Cap ETF, and the year then ended and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF, in conformity with U.S. generally accepted accounting principles.
Basis for Opinions
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers or other appropriate audit-

Report of Independent Registered Public Accounting Firm (continued)
ing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2020

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 12.7%
39,653	Advanced Info Service PCL, (2), (3)	$219,464
192,436	Axiata Group Bhd	135,701
120,314	Chunghwa Telecom Co Ltd	450,071
106	Globe Telecom Inc	4,446
282	Hellenic Telecommunications Organization SA	3,751
2,286	Intouch Holdings PCL, (2), (3)	3,924
3,843	Maxis Bhd	4,440
777	MultiChoice Group, (3)	6,406
2,001	NAVER Corp	511,404
28,325	Orange Polska SA, (3)	43,448
2,798	SK Telecom Co Ltd	527,692
1,779	Taiwan Mobile Co Ltd	6,076
26,589	Telefonica Brasil SA	196,167
6,298	Telekom Malaysia Bhd	6,351
49,287	Tencent Holdings Ltd	3,756,181
5,136	Total Access Communication PCL, (2), (3)	5,067
35,756	True Corp PCL, (2), (3)	3,120
17,344	Turkcell Iletisim Hizmetleri AS	30,207
521	Vodacom Group Ltd	3,929
1,723	Wanda Film Holding Co Ltd, (3)	3,957
258,027	XL Axiata Tbk PT	35,815
	Total Communication Services	5,957,617
	Consumer Discretionary – 20.9%
15,479	Alibaba Group Holding Ltd, Sponsored ADR, (3)	4,716,297
37,313	Asset World Corp PCL, (2), (3)	3,496
113,080	BAIC Motor Corp Ltd, 144A	41,704
31	Bosch Ltd	4,869
45,298	BYD Co Ltd	900,136
7,692	BYD Co Ltd, (3)	183,574
460	FF Group, (3), (4)	643
32,713	Geely Automobile Holdings Ltd	67,157
4,095	Hangzhou Robam Appliances Co Ltd, (3)	22,339
208	Hankook Tire & Technology Co Ltd	5,802
136	Hero MotoCorp Ltd	5,147
8,140	Home Product Center PCL, (2)	3,656

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Consumer Discretionary (continued)
4,961	Hotai Motor Co Ltd	$104,411
16,597	Koolearn Technology Holding Ltd, 144A, (3)	53,612
7,523	LG Electronics Inc	556,916
910	Mahindra & Mahindra Ltd	7,303
44,364	Meituan Dianping, Class B, (3)	1,648,737
65,638	Minor International PCL, (2), (3)	35,170
192	Minor International PCL	38
632	Mr Price Group Ltd	4,779
4,222	Naspers Ltd	821,423
11,361	NIO Inc., ADR, (3)	347,419
39,353	Suningcom Co Ltd, (3)	56,947
56,716	TCL Technology Group Corp, (3)	51,073
6,719	Titan Co Ltd	105,857
8,645	Tongcheng-Elong Holdings Ltd, (3)	14,336
1,307	Via Varejo S/A, (3)	3,890
	Total Consumer Discretionary	9,766,731
	Consumer Staples – 6.1%
15,093	Almarai Co JSC	207,663
31	Amorepacific Corp	4,317
85	Amorepacific Corp	3,925
127	AMOREPACIFIC Group	4,874
600	Angel Yeast Co Ltd, (3)	4,733
740	Arca Continental SAB de CV	3,217
1,246	Atacadao SA, (3)	3,987
3,135	Berli Jucker PCL, (2), (3)	2,892
287	BGF retail Co Ltd	29,846
290	Bid Corp Ltd	3,975
101	Britannia Industries Ltd	4,741
6,200	By-health Co Ltd, (3)	23,953
9,200	China Feihe Ltd, 144A	20,856
74,666	China Mengniu Dairy Co Ltd	350,951
388	Cia Brasileira de Distribuicao, (3)	4,169
16	CJ CheilJedang Corp	5,090
293	Clicks Group Ltd	4,255
7,797	Coca-Cola Femsa SAB de CV, (3)	29,583
265	Colgate-Palmolive India Ltd	5,435
3,283	CP ALL PCL, (3)	5,635
141,541	Dali Foods Group Co Ltd, 144A	87,609
74,871	Fomento Economico Mexicano SAB de CV	401,529
508	Godrej Consumer Products Ltd	4,557
400	Gruma SAB de CV	4,256

Shares	Description (1)	Value
	Consumer Staples (continued)
1,792	GS Retail Co Ltd	$50,695
18,650	Hindustan Unilever Ltd	522,197
25,650	Inner Mongolia Yili Industrial Group Co Ltd, (3)	152,186
810	Kuala Lumpur Kepong Bhd	4,137
420	Laobaixing Pharmacy Chain JSC, (3)	4,486
5	LG Household & Health Care Ltd	6,610
150	LG Household & Health Care Ltd	91,346
11,396	Magnit OAO, GDR, REG S	157,151
497	Natura & Co Holding SA, (3)	3,974
1,582	Nestle India Ltd	366,107
2,835	Osotspa PCL, (2)	2,911
987	PPB Group Bhd	4,466
617	President Chain Store Corp	5,565
1,245	Savola Group	15,204
592	Shoprite Holdings Ltd	4,697
491	SPAR Group Ltd	5,217
1,814	Standard Foods Corp	3,875
51,750	Sun Art Retail Group Ltd	55,922
9,745	Thai Union Group PCL, (2), (3)	4,752
300,715	Unilever Indonesia Tbk PT	160,895
2,694	Uni-President Enterprises Corp	5,773
	Total Consumer Staples	2,850,214
	Energy – 1.8%
11,151	Cosan SA	125,686
785,806	IRPC PCL, (3)	50,425
4,701	Motor Oil Hellas Corinth Refineries SA	43,808
18,786	Offshore Oil Engineering Co Ltd, (3)	11,867
20,985	Petronas Dagangan Bhd	87,071
34,457	Qatar Fuel QSC	162,774
3,185	S-Oil Corp	152,415
80,294	Thai Oil PCL, (2), (3)	88,235
51,247	Ultrapar Participacoes SA, (3)	145,582
	Total Energy	867,863
	Financials – 16.8%
1,261	Absa Group Ltd	6,746
3,240	Abu Dhabi Commercial Bank PJSC	5,178
100,901	Axis Bank Ltd, (3)	668,521
14,874	Ayala Corp	234,481
51,897	B3 SA - Brasil Bolsa Balcao, (3)	459,477
65,472	Banco Bradesco SA, (3)	228,914
17,793	Banco Bradesco SA, (3)	56,070

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
183	Banco de Credito e Inversiones SA	$5,722
6,849	Banco do Brasil SA, (3)	35,397
893	Banco Santander Brasil SA	4,964
95,282	Banco Santander Chile	3,332
689	Bancolombia SA	4,379
7,218	Bancolombia SA	45,877
33,699	Bandhan Bank Ltd, 144A	131,781
1,357	Bangkok Bank PCL	4,223
2,483	Bank Central Asia Tbk PT	4,915
527,305	Bank Negara Indonesia Persero Tbk PT	170,901
22,793	Bank of Hangzhou Co Ltd, (3)	44,148
4,719	Bank Polska Kasa Opieki SA, (3)	50,325
186,059	Bank Rakyat Indonesia Persero Tbk PT	42,746
40,448	Banque Saudi Fransi	320,323
2,564	BDO Unibank Inc	4,710
260,626	Cathay Financial Holding Co Ltd	349,889
1,067	Chailease Holding Co Ltd	5,166
1,311,059	China Construction Bank Corp	904,488
3,976	Commercial Bank PQSC	4,641
3,525	Dongbu Insurance Co Ltd	137,465
5,882	ESun Financial Holding Co Ltd	4,997
71,696	First Abu Dhabi Bank PJSC	223,687
6,165	First Financial Holding Co Ltd	4,321
4,549	FirstRand Ltd	10,526
307,816	Fubon Financial Holding Co Ltd	437,992
64,037	Grupo Financiero Banorte SAB de CV, (3)	284,709
547	GT Capital Holdings, Inc	4,860
4,812	Haitong Securities Co Ltd	4,058
2,000	Haitong Securities Co Ltd, (3)	4,193
7,757	Hua Nan Financial Holdings Co Ltd	4,664
4,150	Huaxia Bank Co Ltd, (3)	3,756
773	Hyundai Marine & Fire Insurance Co Ltd	15,873
88,047	Industrial Bank Co Ltd, (3)	234,047
2,595	Itausa SA	4,091
1,947	Kasikornbank PCL	4,701
9,151	KB Financial Group Inc	323,394
632	Komercni banka as, (3)	12,791
4,724	Krungthai Card PCL, (2), (3)	5,987
2,508	Malayan Banking Bhd	4,225
83	mBank SA	2,419
4,928	MCB Bank Ltd	5,091

Shares	Description (1)	Value
	Financials (continued)
4,323	Mega Financial Holding Co Ltd	$4,164
1,925	Moneta Money Bank AS, 144A	4,356
2,284	Muangthai Capital PCL, (2), (3)	4,012
1,445	Nedbank Group Ltd	8,535
332,983	Old Mutual Ltd	192,223
153	OTP Bank Nyrt, (3)	4,765
69,609	Ping An Insurance Group Co of China Ltd	714,056
28,500	Ping An Insurance Group Co of China Ltd, (3)	331,253
49,374	Public Bank Bhd	179,196
34,707	Qatar National Bank QPSC	168,721
843	Remgro Ltd	4,481
3,189	RHB Bank Bhd	3,247
198	Samsung Card Co Ltd	5,130
2,178	Samsung Fire & Marine Insurance Co Ltd	343,582
40,276	Sanlam Ltd	117,169
101	Santander Bank Polska SA, (3)	3,134
2,565	Shanghai Commercial & Savings Bank Ltd	3,322
2,708	Shinhan Financial Group Co Ltd	72,431
20,439	Standard Bank Group Ltd	133,423
11,255	Taishin Financial Holding Co Ltd	4,958
11,073	Taiwan Business Bank	3,639
4,560	Turkiye Garanti Bankasi AS, (3)	3,590
6,976	Yuanta Financial Holding Co Ltd	4,329
	Total Financials	7,848,877
	Health Care – 3.6%
90,577	3SBio Inc, 144A, (3)	84,213
1,791	AK Medical Holdings Ltd, 144A	3,991
9,260	Alibaba Health Information Technology Ltd, (3)	24,180
602	Aspen Pharmacare Holdings Ltd, (3)	3,911
123	Asymchem Laboratories Tianjin Co Ltd, (3)	5,035
5,462	Bangkok Dusit Medical Services PCL, (3)	3,067
1,130	Beijing Tongrentang Co Ltd, (3)	4,539
1,007	Bumrungrad Hospital PCL, (2), (3)	2,940
176	CanSino Biologics Inc, 144A, (3)	3,425
4,956	China Medical System Holdings Ltd	5,189
671	China National Medicines Corp Ltd, (3)	4,288
1,018	China Resources Sanjiu Medical & Pharmaceutical Co Ltd, (3)	4,117
272,843	CSPC Pharmaceutical Group Ltd	287,449
4,793	Genscript Biotech Corp, (3)	6,638
1,018	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd, (3)	4,640
400	Guangzhou Kingmed Diagnostics Group Co Ltd, (3)	6,293

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Health Care (continued)
17	Hanmi Pharm Co Ltd	$3,933
1,122	Hartalega Holdings Bhd	4,861
1,451	Huadong Medicine Co Ltd, (3)	6,043
3,260	Hutchison China MediTech Ltd, ADR, (3)	95,974
2,963	IHH Healthcare Bhd	3,544
500	Jafron Biomedical Co Ltd, (3)	5,921
1,700	Jointown Pharmaceutical Group Co Ltd, (3)	4,610
42,671	Kalbe Farma Tbk PT	4,449
2,350	Kossan Rubber Industries	4,242
3,981	Life Healthcare Group Holdings Ltd	3,991
600	Livzon Pharmaceutical Group Inc	4,333
124,683	Luye Pharma Group Ltd, 144A	72,030
390	Notre Dame Intermedica Participacoes SA, (3)	4,447
500	Ovctek China Inc, (3)	5,089
5,292	Piramal Enterprises Ltd	89,973
172	Richter Gedeon Nyrt	3,509
40	Samsung Biologics Co Ltd, 144A, (3)	24,042
1,612	Shanghai Fosun Pharmaceutical Group Co Ltd	6,621
800	Shanghai Fosun Pharmaceutical Group Co Ltd, (3)	6,497
47,361	Shanghai Pharmaceuticals Holding Co Ltd	73,287
1,400	Shanghai Pharmaceuticals Holding Co Ltd, (3)	4,165
100	Shenzhen Mindray Bio-Medical Electronics Co Ltd, (3)	5,776
94,897	Sinopharm Group Co Ltd	216,842
8,400	SSY Group Ltd	4,582
1,830	Supermax Corp BHD, (3)	4,171
5,900	Tianjin Chase Sun Pharmaceutical Co Ltd, (3)	4,864
100	Topchoice Medical Corp, (3)	3,364
1,774	Winning Health Technology Group Co Ltd, (3)	4,713
12,964	WuXi AppTec Co Ltd, 144A	206,458
8,775	WuXi AppTec Co Ltd, (3)	147,712
5,852	Wuxi Biologics Cayman Inc, (3)	163,452
88	Yuhan Corp	4,614
305	Yunnan Baiyao Group Co Ltd, (3)	4,690
990	Zhejiang Huahai Pharmaceutical Co Ltd, (3)	4,981
	Total Health Care	1,661,695
	Industrials – 6.6%
87	51job Inc., ADR, (3)	6,099
5,376	Air China Ltd	3,466
4,306	Air China Ltd, (3)	4,366
36,254	Airports of Thailand PCL, (2), (3)	60,196
16,484	A-Living Services Co Ltd, 144A	69,083

Shares	Description (1)	Value
	Industrials (continued)
1,816	Aselsan Elektronik Sanayi Ve Ticaret AS	$3,629
1,572	BEST Inc., ADR, (3)	4,040
464	Bidvest Group Ltd	3,805
14,573	BOC Aviation Ltd, 144A	89,920
11,442	BTS Group Holdings PCL, (2), (3)	3,267
1,860	CCR SA	3,600
9,284	China Eastern Airlines Corp Ltd	3,687
6,646	China Eastern Airlines Corp Ltd, (3)	4,556
77,236	China Lesso Group Holdings Ltd	124,695
64	CJ Corp	4,287
5,229	Contemporary Amperex Technology Co Ltd, (3)	193,011
56,360	Country Garden Services Holdings Co Ltd	353,574
52,667	ElSwedy Cables Holding Co	24,891
9,696	Eva Airways Corp	3,661
807	Eve Energy Co Ltd, (3)	6,415
10,150	Evergreen Marine Corp Taiwan Ltd, (3)	6,707
5,085	Far Eastern New Century Corp	4,578
4,233	GS Engineering & Construction Corp	99,604
2,298	HAP Seng Consolidated Bhd	4,054
618	Havells India Ltd	6,081
419	Hiwin Technologies Corp	3,648
668	Hyundai Heavy Industries Holdings Co Ltd	126,277
3,693	JG Summit Holdings Inc	4,902
6,712	LG Corp	401,052
21,168	Localiza Rent a Car SA, (3)	222,767
174	Lotte Corp	4,355
4,110	Malaysia Airports Holdings Bhd	4,135
94,702	MISC Bhd	150,201
1,212	Rumo SA, (3)	3,855
14,527	Shanghai Electric Group Co Ltd, (3)	4,121
5,300	Shanghai Electric Group Co Ltd, (3)	3,910
29,992	Shanghai Industrial Holdings Ltd	39,990
4,100	Shanghai International Airport Co Ltd, (3)	40,472
48,955	Shenzhen Expressway Co Ltd	43,558
1,365	Shenzhen Inovance Technology Co Ltd, (3)	13,095
225	Siemens Ltd	3,849
8,762	Sime Darby Bhd	5,082
13,572	Sinotrans Ltd, (3)	8,269
48,197	Sinotruk Hong Kong Ltd	122,810
3,671	Taiwan High Speed Rail Corp	3,882
3,827	Turk Hava Yollari AO, (3)	4,118

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Industrials (continued)
34,494	WEG SA	$453,639
6,193	Westports Holdings Bhd	5,813
52,711	Xinjiang Goldwind Science & Technology Co Ltd	69,331
14,702	Xinjiang Goldwind Science & Technology Co Ltd, (3)	25,425
100,970	Zhejiang Expressway Co Ltd	68,747
6,579	Zhejiang Weixing New Building Materials Co Ltd, (3)	18,373
9,432	Zhengzhou Yutong Bus Co Ltd, (3)	22,537
26,702	Zoomlion Heavy Industry Science and Technology Co Ltd, (3)	29,508
93,003	Zoomlion Heavy Industry Science and Technology Co Ltd	81,911
	Total Industrials	3,080,904
	Information Technology – 18.6%
9,872	360 Security Technology Inc	23,308
51,284	AAC Technologies Holdings Inc	270,147
527	Accton Technology Corp	3,823
8,090	Acer Inc	6,746
1,500	Addsino Co Ltd, (3)	4,507
25,996	ASE Technology Holding Co Ltd	57,439
540,704	AU Optronics Corp, (3)	218,335
3,751	Beijing Shiji Information Technology Co Ltd, (3)	20,636
142,967	BOE Technology Group Co Ltd, (3)	100,987
2,246	BYD Electronic International Co Ltd	9,645
1,537	Chicony Electronics Co Ltd	4,627
309	China National Software & Service Co Ltd, (3)	3,235
1,100	China TransInfo Technology Co Ltd, (3)	3,645
5,924	Cielo SA, (3)	3,462
7,153	Compal Electronics Inc	4,651
53,709	Delta Electronics Inc	356,764
477	Glodon Co Ltd, (3)	5,056
13,700	GoerTek Inc, (3)	92,803
519	HCL Technologies Ltd	5,916
735	Info Edge India Ltd	35,120
55,503	Infosys Ltd	794,189
5,718	Inventec Corp	4,518
2,148	Kingdee International Software Group Co Ltd	5,637
40,682	Legend Holdings Corp, 144A	54,768
509,850	Lenovo Group Ltd	318,868
16,352	LG Display Co Ltd, (3)	202,473
1,004	LG Innotek Co Ltd	134,492
2,791	Lite-On Technology Corp	4,542
1,423	Micro-Star International Co Ltd	5,721
1,941	Samsung SDI Co Ltd	756,078

Shares	Description (1)	Value
	Information Technology (continued)
213,478	Taiwan Semiconductor Manufacturing Co Ltd	$3,224,168
20,316	Tata Consultancy Services Ltd	730,192
586	Tech Mahindra Ltd	6,415
1,080	Unisplendour Corp Ltd, (3)	3,548
306,533	United Microelectronics Corp	329,000
2,047	Vanguard International Semiconductor Corp, (3)	6,670
23,645	Win Semiconductors Corp, (3)	257,087
30,072	Wipro Ltd	138,374
4,689	Wistron Corp	4,672
79,463	Xinyi Solar Holdings Ltd	144,481
26,184	Yageo Corp	325,429
	Total Information Technology	8,682,174
	Materials – 8.5%
50	Anglo American Platinum Ltd	3,278
78,700	Baoshan Iron & Steel Co Ltd, (3)	62,760
1,888,322	Barito Pacific Tbk PT, (3)	116,205
9,798	Beijing Oriental Yuhong Waterproof Technology Co Ltd, (3)	54,241
14,579	China Jushi Co Ltd, (3)	30,372
222,162	China Molybdenum Co Ltd	80,501
7,565	China Molybdenum Co Ltd, (3)	4,462
3,400	China Northern Rare Earth Group High-Tech Co Ltd, (3)	5,113
75,358	China Steel Corp	53,482
19,067	Empresas CMPC SA	39,613
98,256	Eregli Demir ve Celik Fabrikalari TAS	111,700
4,709	Ganfeng Lithium Co Ltd, (3)	42,770
4,800	GEM Co Ltd, (3)	3,441
364	Gold Fields Ltd	3,868
516	Grasim Industries Ltd	5,428
4,700	Guangdong HEC Technology Holding Co Ltd, (3)	3,994
500	Guangdong Hongda Blasting Co Ltd, (3)	3,559
5,521	Hanwha Solutions Corp	212,627
4,158	Hengli Petrochemical Co Ltd, (3)	11,984
18,578	Impala Platinum Holdings Ltd	163,236
4,527	Indorama Ventures PCL, (2), (3)	3,210
277	Industrias Penoles SAB de CV	4,411
300	Jiangsu Yangnong Chemical Co Ltd, (3)	4,171
5,547	KGHM Polska Miedz SA, (3)	165,345
1,020	Klabin SA	4,200
228	Korea Zinc Co Ltd	76,857
4,575	Kumba Iron Ore Ltd	135,236
52	Kumho Petrochemical Co Ltd	6,095

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Materials (continued)
91,838	Lee & Man Paper Manufacturing Ltd	$69,279
531	Lotte Chemical Corp	109,036
25,200	Maanshan Iron & Steel Co Ltd, (3)	9,709
28,135	Nan Ya Plastics Corp	57,738
608	Northam Platinum Ltd, (3)	5,793
35,900	Pangang Group Vanadium Titanium & Resources Co Ltd, (3)	10,669
169,370	Petronas Chemicals Group Bhd	238,463
4,477	PhosAgro PJSC GDR	51,575
238	Pidilite Industries Ltd	5,047
3,747	Polymetal International PLC	79,432
4,761	Polyus PJSC GDR	468,006
5,508	Press Metal Aluminium Holdings Bhd	7,278
71,471	PTT Global Chemical PCL, (2), (3)	91,725
22,398	Saudi Basic Industries Corp	537,509
12,900	Shandong Nanshan Aluminum Co Ltd, (3)	4,527
800	Shandong Sinocera Functional Material Co Ltd, (3)	4,898
300	Shanghai Putailai New Energy Technology Co Ltd, (3)	4,993
23,418	Shanxi Taigang Stainless Steel Co Ltd, (3)	12,240
18,698	Siam Cement PCL, (2)	202,773
234,742	Sinopec Shanghai Petrochemical Co Ltd	43,287
25,800	Sinopec Shanghai Petrochemical Co Ltd, (3)	12,753
4,176	Sociedad Quimica y Minera de Chile SA	152,413
3,230	Taiwan Cement Corp	4,579
1,800	Tianqi Lithium Corp, (3)	5,322
2,600	Tongkun Group Co Ltd, (3)	5,875
13,300	Tongling Nonferrous Metals Group Co Ltd	4,310
3,265	UPL Ltd	19,958
17,894	Yanbu National Petrochemical Co	274,353
660	Yunnan Energy New Material Co Ltd, (3)	9,837
4,414	Zhaojin Mining Industry Co Ltd	5,663
4,851	Zhejiang Huayou Cobalt Co Ltd, (3)	28,818
	Total Materials	3,950,017
	Real Estate – 2.3%
27,463	Aldar Properties PJSC	20,486
3,143	Central Pattana PCL, (2), (3)	3,882
900	China Merchants Property Operation & Service Co Ltd, (3)	3,421
2,467	China Merchants Shekou Industrial Zone Holdings Co Ltd, (3)	5,180
115,095	China Overseas Land & Investment Ltd	287,929
54,027	China Vanke Co Ltd	167,205
22,434	China Vanke Co Ltd, (3)	92,299
19,522	DLF Ltd	41,859

Shares	Description (1)	Value
	Real Estate (continued)
34,379	Greenland Holdings Corp Ltd, (3)	$31,780
6,278	Growthpoint Properties Ltd	4,099
12,300	Guangzhou R&F Properties Co Ltd	15,576
3,972	Jinke Properties Group Co Ltd, (3)	4,597
1,147	KWG Living Group Holdings Ltd, (3)	899
2,294	KWG Property Holding Ltd	3,029
2,855	Logan Group Co Ltd	4,462
49,951	Poly Developments and Holdings Group Co Ltd, (3)	114,579
455	Poly Property Services Co Ltd	3,271
3,684	Ruentex Development Co Ltd	5,087
13,748	Shenzhen Investment Ltd	4,184
10,265	Shimao Group Holdings Ltd	36,203
159	Shimao Services Holdings Ltd, 144A, (3)	340
17,945	Sino-Ocean Group Holding Ltd	3,425
87,181	SM Prime Holdings Inc	60,702
9,942	SOHO China Ltd, (3)	2,654
994	Sunac China Holdings Ltd	3,666
64,964	Wharf Holdings Ltd	134,035
	Total Real Estate	1,054,849
	Utilities – 1.9%
11,357	Aguas Andinas SA	2,947
157,798	China Longyuan Power Group Corp Ltd	107,846
2,603	Cia Energetica de Minas Gerais	4,627
370	Cia Paranaense de Energia, (3)	3,963
858	CPFL Energia SA	4,147
1,350,575	Enel Americas SA	179,023
68,736	Enel Chile SA	4,608
656	Energisa SA	4,775
2,973	Energy Absolute PCL, (2), (3)	3,625
541	Engie Brasil Energia SA	3,743
1,201	Equatorial Energia SA	4,151
4,539	Gulf Energy Development PCL, (2), (3)	4,150
1,524	Infraestructura Energetica Nova SAB de CV, (3)	5,080
31,334	Interconexion Electrica SA ESP	169,568
15,815	Manila Electric Co	98,027
129,483	Power Grid Corp of India Ltd	300,437
	Total Utilities	900,717
	Total Common Stocks (cost $37,498,413)	46,621,658

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
	Information Technology – 0.0%
3,176	Legend Holdings Corp, (4)	$ —
	Total Common Stock Rights (cost $-)	0
	Total Long-Term Investments (cost $37,498,413)	46,621,658
	Other Assets Less Liabilities – 0.2%	73,754
	Net Assets – 100%	$ 46,695,412
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See accompanying notes to financial statements.

Nuveen ESG International Developed Markets Equity ETF (NUDM)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Communication Services – 5.8%
4,447	BT Group PLC	$5,830
96	Elisa Oyj	4,723
1,593	Informa PLC, (2)	8,610
270	JCDecaux SA, (2)	4,167
7,873	KDDI Corp	210,306
2,393	Koninklijke KPN NV	6,467
1,864	Nintendo Co Ltd	1,015,982
5,153	Nippon Telegraph & Telephone Corp	108,246
5,915	NTT DOCOMO Inc	219,931
424	Orange SA	4,756
5,473	Pearson PLC	36,091
231	Schibsted ASA, (2)	8,279
329,528	Singapore Telecommunications Ltd	489,888
13	Swisscom AG	6,614
405	Tele2 AB	4,802
1,672	Telefonica Deutschland Holding AG	4,221
29,023	Telenor ASA	446,935
1,621	Telia Co AB	6,214
222	Vivendi SA	6,411
386,510	Vodafone Group PLC	514,750
752	WPP PLC	5,995
	Total Communication Services	3,119,218
	Consumer Discretionary – 12.4%
22	adidas AG, (2)	6,535
2,261	Bayerische Motoren Werke AG	116,937
6,222	Bayerische Motoren Werke AG	425,295
180	Benesse Holdings Inc	4,234
216	Bridgestone Corp	7,004
290	Burberry Group PLC	5,085
194	Cie Financiere Richemont SA	12,171
55	Cie Generale des Etablissements Michelin SCA	5,935
29,945	Compass Group PLC, (2)	408,484
1,017	Delivery Hero SE, 144A, (2)	117,020
291	Electrolux AB	6,568
9	Fast Retailing Co Ltd	6,260

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Consumer Discretionary (continued)
8,979	Honda Motor Co Ltd	$209,143
781	Husqvarna AB	8,072
14,510	Industria de Diseno Textil SA, (2)	358,153
639	Isuzu Motors Ltd	5,153
785	JD Sports Fashion PLC	7,523
671	Kering SA	405,267
1,633	Kingfisher PLC, (2)	6,062
360	Marui Group Co Ltd	6,453
891	Mazda Motor Corp, (2)	4,654
2,969	Mercari Inc, (2)	124,963
67	Next PLC, (2)	5,059
367	NGK Spark Plug Co Ltd	6,407
12,374	Nikon Corp	74,452
10,121	Ocado Group PLC, (2)	297,848
5,148	Oriental Land Co Ltd/Japan	718,228
77,338	Panasonic Corp	710,719
216	Pandora A/S, (2)	17,107
165	Persimmon PLC	4,984
23,738	Peugeot SA, (2)	426,658
11,134	Pirelli & C SpA, 144A, (2)	46,431
52	Prosus NV, (2)	5,196
80	Puma SE, (2)	6,993
34,815	Rakuten Inc, (2)	338,026
7,799	Renault SA, (2)	193,094
649	SEB SA	105,536
430	Sega Sammy Holdings Inc, (2)	5,372
464	Sekisui Chemical Co Ltd	7,190
13,929	Sony Corp	1,155,731
215	Stanley Electric Co Ltd	6,088
0	Taylor Wimpey PLC, (2)	0
3,984	Taylor Wimpey PLC	5,450
6,803	Valeo SA	205,799
246	Whitbread PLC, (2)	6,829
403	Yamaha Motor Co Ltd	5,717
67	Zalando SE, 144A, (2)	6,258
199	ZOZO Inc	5,046
	Total Consumer Discretionary	6,623,189
	Consumer Staples – 13.5%
235	Aeon Co Ltd	5,987
14,272	Associated British Foods PLC	313,252
3	Barry Callebaut AG	6,196

Shares	Description (1)	Value
	Consumer Staples (continued)
52	Beiersdorf AG	$5,445
384	Carrefour SA	5,976
20,178	Coca-Cola Amatil Ltd	176,133
8,302	Coca-Cola European Partners PLC	296,464
8,098	Coca-Cola HBC AG, (2)	183,761
10,873	Danone SA	600,341
2,643	Essity AB	76,578
4,171	Henkel AG & Co KGaA	377,269
119	ICA Gruppen AB	5,632
2,487	J Sainsbury PLC	6,483
451	Jeronimo Martins SGPS SA	7,166
9,423	Kao Corp	668,822
585	Kerry Group PLC	69,984
2,524	Koninklijke Ahold Delhaize NV	69,357
119	Lawson Inc	5,470
3,132	L'Oreal SA	1,013,136
7,184	METRO AG, (2)	69,875
17,790	Mowi ASA, (2)	280,375
17,625	Nestle SA	1,982,584
29,969	Orkla ASA	282,420
209,355	Tesco PLC	556,280
3,021	Unilever NV	170,848
2,004	Wm Morrison Supermarkets PLC	4,221
	Total Consumer Staples	7,240,055
	Energy – 2.2%
10,196	Ampol Ltd	185,734
2,865	Koninklijke Vopak NV	148,943
15,661	Neste Oyj	815,085
	Total Energy	1,149,762
	Financials – 16.4%
39,274	3i Group PLC	488,008
72,541	Aegon NV	195,616
895	Allianz SE	157,486
69	Amundi SA, 144A, (2)	4,525
30,904	Assicurazioni Generali SpA	414,343
572	ASX Ltd	31,986
53,150	Australia & New Zealand Banking Group Ltd	702,076
77,327	Aviva PLC	257,458
320	AXA SA	5,144
93,528	Banco Bilbao Vizcaya Argentaria SA, (2)	268,225
45,940	Bank Hapoalim BM	269,577

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
149,721	BOC Hong Kong Holdings Ltd	$415,095
2,988	CaixaBank SA, (2)	5,437
1,738	Century Leasing System, Inc	84,622
3,033	CNP Assurances, (2)	34,164
663	Credit Agricole SA, (2)	5,238
26	Deutsche Boerse AG	3,827
1,558	Direct Line Insurance Group PLC	5,308
385	DNB ASA	5,184
2,429	Erste Group Bank AG	49,741
110	Eurazeo SE, (2)	5,002
18,311	Hang Seng Bank Ltd	281,459
13,055	Hong Kong Exchanges & Clearing Ltd	623,218
899	ING Groep NV, (2)	6,136
1,656	Insurance Australia Group Ltd	5,547
380,433	Intesa Sanpaolo SpA, (2)	629,092
9,125	Investor AB, (2)	547,839
47,564	Israel Discount Bank Ltd	134,066
212	Julius Baer Group Ltd	9,470
842	KBC Group NV, (2)	41,517
195	Kinnevik AB, (2)	8,000
125,594	Legal & General Group PLC	300,102
99	London Stock Exchange Group PLC	10,596
1,413	Mitsubishi UFJ Lease & Finance Co Ltd, (2)	5,947
255	MS&AD Insurance Group Holdings Inc	6,939
2,620	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	612,823
38,297	Natixis SA, (2)	89,042
518	ORIX Corp	6,023
1,096	Oversea-Chinese Banking Corp Ltd	6,758
9,758	QBE Insurance Group Ltd	56,534
79,517	Resona Holdings Inc	260,518
995	RSA Insurance Group PLC	5,450
144	Schroders PLC	4,867
661	Skandinaviska Enskilda Banken AB, (2)	5,666
371	Societe Generale SA, (2)	5,030
164	Sompo Holdings Inc	6,104
470	St James's Place PLC	5,465
0	Standard Chartered PLC, (2)	0
1,203	Standard Chartered PLC	5,472
1,878	Standard Life Aberdeen PLC	5,452
12,484	Sumitomo Mitsui Financial Group Inc	344,044
10,279	Sumitomo Mitsui Trust Holdings Inc	273,690

Shares	Description (1)	Value
	Financials (continued)
572	Svenska Handelsbanken AB, (2)	$4,635
359	Swedbank AB, (2)	5,626
5,236	Swiss Re AG	375,555
57,828	UBS Group AG	671,626
632	UniCredit SpA, (2)	4,712
53	Wendel SE	4,593
17	Zurich Insurance Group AG	5,639
	Total Financials	8,783,314
	Health Care – 12.9%
5,903	Alcon Inc, (2)	335,548
32,044	Astellas Pharma Inc	439,862
10,343	AstraZeneca PLC	1,038,586
35	BioMerieux	5,210
17,597	Chugai Pharmaceutical Co Ltd	676,847
391	Cochlear Ltd, (2)	58,260
49	Coloplast A/S	7,151
2,779	CSL Ltd	561,188
29,866	Daiichi Sankyo Co Ltd	785,075
206	Demant A/S, (2)	6,488
30	DiaSorin SpA	6,587
9,001	Eisai Co Ltd	696,471
753	Fisher & Paykel Healthcare Corp Ltd	17,418
85	GN Store Nord A/S	6,114
1,190	H Lundbeck A/S	33,514
233	Kyowa Kirin Co Ltd	5,773
338	Lonza Group AG	204,743
59	Merck KGaA	8,739
3,701	NMC Health PLC, (3)	5
1,716	Novo Nordisk A/S	110,226
125	Orion Oyj	5,351
48	Orpea, (2)	4,794
5,815	Ramsay Health Care Ltd	254,611
2,857	Roche Holding AG	918,772
9,219	Ryman Healthcare Ltd	85,300
585	Sartorius AG	247,634
19	Sartorius Stedim Biotech	7,206
2,212	Shionogi & Co Ltd	104,189
26	Sonova Holding AG, (2)	6,170
54	Straumann Holding AG	56,324
2,337	Sysmex Corp	219,080
	Total Health Care	6,913,236

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Industrials – 16.2%
7,094	ABB Ltd	$172,213
72	Adecco Group AG	3,535
257	Alfa Laval AB, (2)	5,211
7,196	Alstom SA, (2)	322,549
2,961	ANDRITZ AG	99,749
8,399	Assa Abloy AB	180,225
1,983	Auckland International Airport Ltd, (2)	9,174
8,404	Bouygues SA	275,572
34,441	Brambles Ltd	231,945
98	Brenntag AG	6,265
274	Bureau Veritas SA, (2)	6,016
41,254	CNH Industrial NV, (2)	320,044
63	Daifuku Co Ltd	6,466
111	Daikin Industries Ltd	20,684
2,576	DCC PLC	167,338
9,734	Deutsche Post AG	431,322
182	East Japan Railway Co	9,500
2,586	Eiffage SA, (2)	187,727
412	Epiroc AB	6,156
3,181	Ferguson PLC	317,608
19,609	Ferrovial SA	424,282
186	Fraport AG Frankfurt Airport Services Worldwide, (2)	6,721
424	Getlink SE, (2)	5,699
147	Hankyu Hanshin Holdings Inc	4,472
89	Intertek Group PLC	6,412
5,910	Investment AB Latour	137,971
5,773	Kawasaki Heavy Industries Ltd, (2)	68,476
125	Keio Corp, (2)	7,234
115	Kingspan Group PLC, (2)	10,027
27,840	Komatsu Ltd	623,431
35	Kuehne + Nagel International AG	6,992
280	Kyushu Railway Co	5,943
118	Legrand SA	8,725
121	Miura Co Ltd	5,666
62,255	MTR Corp Ltd	307,869
2,151	MTU Aero Engines AG	367,194
245	Nabtesco Corp	9,117
9,535	NGK Insulators Ltd	135,263
320	Nibe Industrier AB, (2)	7,715
107	Nippon Express Co Ltd	5,988
387	Obayashi Corp	3,221

Shares	Description (1)	Value
	Industrials (continued)
242	Odakyu Electric Railway Co Ltd	$5,817
127	Randstad NV, (2)	6,348
34,939	RELX PLC	690,065
867	Rentokil Initial PLC, (2)	5,897
3,636	Sandvik AB, (2)	64,745
2,861	Schneider Electric SE	347,261
385	SEEK Ltd, (3)	5,816
334	SG Holdings Co Ltd	8,035
176	SGS SA	439,928
507	Shimizu Corp	3,511
8,182	Siemens AG	959,752
282	Skanska AB	5,300
124	Sohgo Security Services Co Ltd	5,759
44	Spirax-Sarco Engineering PLC	6,417
1,778	Sydney Airport	6,805
27	Teleperformance	8,105
340	Tokyu Corp	4,017
141	Toto Ltd	6,400
83,522	Transurban Group	789,474
2,039	Vestas Wind Systems A/S	348,051
709	Wartsila OYJ Abp	5,634
88	West Japan Railway Co	3,754
77	Wolters Kluwer NV	6,241
	Total Industrials	8,670,849
	Information Technology – 4.9%
2,665	ASML Holding NV	968,549
72	Atos SE, (2)	4,915
53	Capgemini SE	6,121
51	Dassault Systemes SE	8,706
1,732	Fujitsu Ltd	202,542
10,633	Infineon Technologies AG	296,022
2,424	Murata Manufacturing Co Ltd	168,502
221	Nomura Research Institute Ltd	6,543
83	Omron Corp	5,955
632	Sage Group PLC	5,194
4,430	SAP SE	472,115
367	TeamViewer AG, 144A, (2)	16,159
15,846	Telefonaktiebolaget LM Ericsson	176,740
1,917	Worldline SA/France, 144A, (2)	142,109
176	Yaskawa Electric Corp	6,793

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Information Technology (continued)
9,232	Yokogawa Electric Corp	$ 134,762
	Total Information Technology	2,621,727
	Materials – 8.2%
15,931	Antofagasta PLC	212,064
912	Arkema SA	89,322
50,662	Asahi Kasei Corp, (2)	436,350
11,068	Boliden AB	302,403
554	Chr Hansen Holding A/S, (2)	55,804
293	Clariant AG, (2)	5,025
3,858	Covestro AG, 144A	184,119
707	Daicel Corp	5,032
20,323	Fortescue Metals Group Ltd	247,902
68	Givaudan SA	277,179
8,768	Hitachi Metals Ltd, (2)	115,828
818	Johnson Matthey PLC	22,729
1,574	Koninklijke DSM NV	252,011
51,771	Mitsubishi Chemical Holdings Corp	290,302
266	Mitsui Chemicals Inc	6,784
1,804	Nippon Paint Co Ltd	162,039
3,098	Nitto Denko Corp	216,629
98	Novozymes A/S	5,889
5,423	Showa Denko KK, (2)	91,663
205	Sika AG	50,481
7,651	Smurfit Kappa Group PLC	288,045
484	Stora Enso Oyj	7,061
60,381	Sumitomo Chemical Co Ltd	196,380
9,445	Sumitomo Metal Mining Co Ltd	291,192
397	Teijin Ltd, (2)	6,061
56,347	Toray Industries Inc	253,545
7,978	Umicore SA	307,046
186	UPM-Kymmene Oyj	5,256
	Total Materials	4,384,141
	Real Estate – 3.6%
35,135	British Land Co PLC	158,367
47,239	CapitaLand Ltd	88,908
951	City Developments Ltd	4,416
79	Covivio	4,702
6,500	Daiwa House Industry Co Ltd	170,086
117	Deutsche Wohnen SE	5,905
893	Dexus	5,399
41	Gecina SA	5,091

Shares	Description (1)	Value
	Real Estate (continued)
2,525	GPT Group	$7,146
107	ICADE	5,409
2	Japan Prime Realty Investment Corp	5,405
4	Japan Retail Fund Investment Corp	5,751
8,057	Klepierre SA	102,064
8,511	Land Securities Group PLC	56,047
41	LEG Immobilien AG	5,541
26,576	Lendlease Corp Ltd	223,209
3,546	Mirvac Group	5,254
21,852	Mitsubishi Estate Co Ltd	324,833
9,539	Mitsui Fudosan Co Ltd	161,918
1	Nippon Building Fund Inc	5,051
324	Nomura Real Estate Holdings Inc	5,644
5	Nomura Real Estate Master Fund Inc	5,959
49,904	Stockland	134,924
47,139	Swire Properties Ltd	126,132
55	Swiss Prime Site AG	4,627
5,607	Unibail-Rodamco-Westfield	227,943
18,464	UOL Group Ltd	84,106
	Total Real Estate	1,939,837
	Utilities – 3.3%
58,912	National Grid PLC	700,032
5,846	Orsted A/S, 144A	927,922
3,003	Red Electrica Corp SA, (2)	52,908
4,084	Siemens Energy AG, (2)	89,436
	Total Utilities	1,770,298
	Total Long-Term Investments (cost $54,516,704)	53,215,626
	Other Assets Less Liabilities – 0.6%	304,431
	Net Assets – 100%	$ 53,520,057
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap ETF (NULC)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 10.7%
931	Activision Blizzard Inc	$70,505
209	Alphabet Inc, (2)	337,767
287	Alphabet Inc, Class C, (2)	465,230
8	Cable One Inc	13,855
223	Discovery Inc, (2)	4,514
1,588	Discovery Inc, (2)	29,092
242	Electronic Arts Inc, (2)	28,999
2,225	Liberty Global PLC, (2)	41,518
954	Liberty Global PLC, (2)	18,107
1,154	Omnicom Group Inc	54,469
1,260	Pinterest Inc, (2)	74,277
6,458	Sirius XM Holdings Inc	37,004
125	Take-Two Interactive Software Inc, (2)	19,365
5,397	Verizon Communications Inc	307,575
2,693	Walt Disney Co, (2)	326,526
	Total Communication Services	1,828,803
	Consumer Discretionary – 10.4%
112	Booking Holdings Inc, (2)	181,720
36	Chipotle Mexican Grill Inc, (2)	43,253
228	Dollar Tree Inc, (2)	20,593
161	Domino's Pizza Inc	60,909
1,940	eBay Inc	92,402
8	Hasbro Inc	662
653	Home Depot Inc	174,162
455	Lowe's Cos Inc	71,935
151	Lululemon Athletica Inc, (2)	48,213
84	MercadoLibre Inc, (2)	101,980
1,801	Newell Brands Inc	31,806
1,717	NIKE Inc	206,177
146	Royal Caribbean Cruises Ltd, (2)	8,237
2,830	Starbucks Corp	246,097
739	Target Corp	112,491
715	Tesla Inc, (2)	277,449
248	Tiffany & Co	32,448
134	Tractor Supply Co	17,850

Shares	Description (1)	Value
	Consumer Discretionary (continued)
3	Vail Resorts Inc, (2)	$696
156	Wayfair Inc, (2)	38,693
	Total Consumer Discretionary	1,767,773
	Consumer Staples – 7.0%
818	Bunge Ltd	46,405
164	Campbell Soup Co	7,654
44	Clorox Co	9,119
6,677	Coca-Cola Co	320,897
173	Colgate-Palmolive Co	13,648
730	General Mills Inc	43,158
23	Kellogg Co	1,446
2,056	Keurig Dr Pepper Inc	55,306
36	Kimberly-Clark Corp	4,773
32	McCormick & Co Inc/MD	5,776
2,273	PepsiCo Inc	302,968
2,836	Procter & Gamble Co	388,816
	Total Consumer Staples	1,199,966
	Energy – 1.5%
3,832	Baker Hughes Co	56,599
1,327	Cheniere Energy Inc, (2)	63,523
2,270	National Oilwell Varco Inc, (2)	19,068
1,684	ONEOK Inc	48,836
1,918	Valero Energy Corp	74,054
	Total Energy	262,080
	Financials – 11.1%
54	Aflac Inc	1,833
22	Allstate Corp	1,953
906	American Express Co	82,663
304	Aon PLC	55,939
2	Arch Capital Group Ltd, (2)	60
3,708	Bank of New York Mellon Corp	127,407
166	BlackRock Inc	99,469
688	Blackstone Group Inc	34,689
40	Carlyle Group Inc	997
1,330	Charles Schwab Corp	54,676
647	Chubb Ltd	84,052
20	Citizens Financial Group Inc	545
884	CME Group Inc	133,236
813	Comerica Inc	37,000
3	Equitable Holdings Inc	64
3	Franklin Resources Inc	56

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
427	Hartford Financial Services Group Inc	$16,448
4,178	Huntington Bancshares Inc/OH	43,618
1,469	Intercontinental Exchange Inc	138,674
8	Invesco Ltd	105
46	KeyCorp	597
18	Lincoln National Corp	632
1,480	Loews Corp	51,326
88	MarketAxess Holdings Inc	47,419
1,696	Marsh & McLennan Cos Inc	175,468
83	Moody's Corp	21,821
2,004	Morgan Stanley	96,493
8	Northern Trust Corp	626
51	People's United Financial Inc	544
576	PNC Financial Services Group Inc	64,443
859	Progressive Corp	78,942
4	Prudential Financial Inc	256
927	Regions Financial Corp	12,329
6	Reinsurance Group of America Inc	606
538	S&P Global Inc	173,629
257	State Street Corp	15,137
15	SVB Financial Group, (2)	4,360
4	T Rowe Price Group Inc	507
1,308	Travelers Cos Inc	157,889
1,491	Truist Financial Corp	62,801
120	Willis Towers Watson PLC	21,898
	Total Financials	1,901,207
	Health Care – 12.7%
1,773	AbbVie Inc	150,882
130	ABIOMED Inc, (2)	32,744
1,222	Agilent Technologies Inc	124,754
113	Align Technology Inc, (2)	48,147
400	Amgen Inc	86,776
589	Becton Dickinson and Co	136,136
4	Biogen Inc, (2)	1,008
603	BioMarin Pharmaceutical Inc, (2)	44,881
2,326	Bristol-Myers Squibb Co	135,955
7	Cardinal Health Inc	321
1,355	Cerner Corp	94,972
389	Cigna Corp	64,951
2,478	CVS Health Corp	138,991
15	DaVita Inc, (2)	1,294

Shares	Description (1)	Value
	Health Care (continued)
19	DENTSPLY SIRONA Inc	$897
285	DexCom Inc, (2)	91,080
948	Edwards Lifesciences Corp, (2)	67,962
1,021	Eli Lilly and Co	133,200
1,288	Gilead Sciences Inc	74,897
176	HCA Inc, (2)	21,813
156	Hologic Inc, (2)	10,736
131	Humana Inc	52,306
67	IDEXX Laboratories Inc, (2)	28,463
59	Illumina Inc, (2)	17,269
138	Insulet Corp, (2)	30,671
11	Laboratory Corp of America Holdings, (2)	2,197
3,115	Merck & Co Inc	234,279
9	Perrigo Co PLC	395
6	Quest Diagnostics Inc	733
17	ResMed Inc	3,263
415	Teladoc Health Inc, (2)	81,531
284	Thermo Fisher Scientific Inc	134,366
2	Varian Medical Systems Inc, (2)	346
306	Vertex Pharmaceuticals Inc, (2)	63,758
46	West Pharmaceutical Services Inc	12,515
238	Zoetis Inc	37,735
	Total Health Care	2,162,224
	Industrials – 9.5%
1,315	3M Co	210,347
11	A O Smith Corp	569
6	Allegion plc	591
2	AMERCO, (2)	694
1,877	Carrier Global Corp, (2)	62,673
495	Caterpillar Inc	77,740
340	CH Robinson Worldwide Inc	30,066
10	Cintas Corp	3,145
2	Copart Inc, (2)	221
2,738	CSX Corp	216,138
101	Deere & Co	22,817
6	Dover Corp	664
7	Expeditors International of Washington Inc	619
81	Fastenal Co	3,502
806	Fortune Brands Home & Security Inc	65,181
1	HD Supply Holdings Inc, (2)	40
2,312	Howmet Aerospace Inc, (2)	39,882

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Industrials (continued)
3	IDEX Corp	$511
1,615	IHS Markit Ltd	130,605
3	Illinois Tool Works Inc	588
2	Johnson Controls International plc	84
1,980	Nielsen Holdings PLC	26,750
253	Nordson Corp	48,938
127	Old Dominion Freight Line Inc	24,177
231	Otis Worldwide Corp	14,156
7	PACCAR Inc	598
490	Parker-Hannifin Corp	102,096
12	Pentair PLC	597
678	Rockwell Automation Inc	160,767
312	Roper Technologies Inc	115,858
592	Sensata Technologies Holding PLC, (2)	25,876
695	Stanley Black & Decker Inc	115,509
215	Teledyne Technologies Inc, (2)	66,467
264	Verisk Analytics Inc	46,984
	Total Industrials	1,615,450
	Information Technology – 27.5%
935	Accenture PLC	202,811
622	Adobe Inc, (2)	278,096
1,642	Applied Materials Inc	97,256
98	Autodesk Inc, (2)	23,083
96	Automatic Data Processing Inc	15,164
3,432	Cisco Systems Inc	123,209
223	Citrix Systems Inc	25,259
1,012	Cognex Corp	66,691
2,981	Corning Inc	95,303
765	FLIR Systems Inc	26,538
7,497	Hewlett Packard Enterprise Co	64,774
8,388	HP Inc	150,648
4,643	Intel Corp	205,592
1,548	International Business Machines Corp	172,850
7	Intuit Inc	2,203
1,097	Keysight Technologies Inc, (2)	115,042
111	Lam Research Corp	37,971
911	Mastercard Inc, Class A	262,951
5,095	Microsoft Corp	1,031,585
2	NortonLifeLock Inc	41
750	NVIDIA Corp	376,020
603	Okta Inc, (2)	126,527

Shares	Description (1)	Value
	Information Technology (continued)
1,148	PayPal Holdings Inc, (2)	$213,677
1,075	salesforcecom Inc, (2)	249,690
98	ServiceNow Inc, (2)	48,762
908	Slack Technologies Inc, (2)	23,227
1,916	TE Connectivity Ltd	185,622
2,123	Texas Instruments Inc	306,965
1,464	Trimble Inc, (2)	70,462
122	VMware Inc, (2)	15,705
3	Western Union Co	58
312	Zebra Technologies Corp, (2)	88,496
	Total Information Technology	4,702,278
	Materials – 3.0%
1,029	Amcor PLC	10,733
1	Axalta Coating Systems Ltd, (2)	25
477	Ball Corp	42,453
743	Ecolab Inc	136,407
5	International Flavors & Fragrances Inc	513
737	Linde PLC	162,391
2,099	Mosaic Co	38,832
514	Newmont Corp	32,300
620	PPG Industries Inc	80,426
155	Steel Dynamics Inc	4,879
	Total Materials	508,959
	Real Estate – 4.0%
3	Alexandria Real Estate Equities Inc	455
1,025	American Tower Corp	235,391
2	CBRE Group Inc, (2)	101
268	Equinix Inc	195,972
322	Equity Residential	15,128
20	Healthpeak Properties Inc	539
4,136	Host Hotels & Resorts Inc	43,345
17	Iron Mountain Inc	443
1,570	Prologis Inc	155,744
672	Welltower Inc	36,134
	Total Real Estate	683,252
	Utilities – 2.4%
1,961	Consolidated Edison Inc	153,919
1,198	Eversource Energy	104,550
1,141	Sempra Energy	143,036

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Utilities (continued)
319	UGI Corp	$ 10,316
	Total Utilities	411,821
	Total Long-Term Investments (cost $15,786,693)	17,043,813
	Other Assets Less Liabilities – 0.2%	35,246
	Net Assets – 100%	$ 17,079,059
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap Growth ETF (NULG)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 13.7%
70,526	Activision Blizzard Inc	$5,340,934
8,677	Alphabet Inc, (2)	14,022,986
7,231	Alphabet Inc, Class C, (2)	11,721,523
1,050	Cable One Inc	1,818,453
35,118	Electronic Arts Inc, (2)	4,208,190
23,336	Liberty Broadband Corp, (2)	3,306,945
5,451	Liberty Broadband Corp, (2)	766,138
16,198	Pinterest Inc, (2)	954,872
239,482	Sirius XM Holdings Inc	1,372,232
22,977	Take-Two Interactive Software Inc, (2)	3,559,597
	Total Communication Services	47,071,870
	Consumer Discretionary – 14.2%
1,969	AutoZone Inc, (2)	2,222,962
1,984	Booking Holdings Inc, (2)	3,219,040
27,483	Dollar General Corp	5,735,977
25,667	Dollar Tree Inc, (2)	2,318,244
91,538	eBay Inc	4,359,955
12,467	Lululemon Athletica Inc, (2)	3,980,589
2,585	MercadoLibre Inc, (2)	3,138,319
67,573	NIKE Inc	8,114,166
9,359	O'Reilly Automotive Inc, (2)	4,086,139
21,109	Tesla Inc, (2)	8,191,136
2,328	TJX Cos Inc, (2)	118,262
35,424	Yum! Brands Inc	3,306,122
	Total Consumer Discretionary	48,790,911
	Consumer Staples – 4.6%
34,636	Church & Dwight Co Inc	3,061,476
68,019	Colgate-Palmolive Co	5,366,019
25,641	Estee Lauder Cos Inc	5,632,302
9,392	McCormick & Co Inc/MD	1,695,350
	Total Consumer Staples	15,755,147
	Financials – 4.9%
7,351	FactSet Research Systems Inc	2,253,082
38,687	Marsh & McLennan Cos Inc	4,002,557
19,260	Moody's Corp	5,063,454

Nuveen ESG Large-Cap Growth ETF (NULG) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
17,518	S&P Global Inc	$ 5,653,584
	Total Financials	16,972,677
	Health Care – 16.7%
2,759	ABIOMED Inc, (2)	694,937
51,659	Agilent Technologies Inc	5,273,867
4,053	BioMarin Pharmaceutical Inc, (2)	301,665
87,121	Bristol-Myers Squibb Co	5,092,222
63,310	Cerner Corp	4,437,398
9,111	DaVita Inc, (2)	785,824
9,920	DexCom Inc, (2)	3,170,234
22,556	Edwards Lifesciences Corp, (2)	1,617,040
6,072	Hologic Inc, (2)	417,875
6,418	Humana Inc	2,562,579
5,367	Illumina Inc, (2)	1,570,921
9,582	Insulet Corp, (2)	2,129,599
426	Mettler-Toledo International Inc, (2)	425,110
5,571	Regeneron Pharmaceuticals Inc, (2)	3,028,173
27,194	ResMed Inc	5,219,616
15,367	Teladoc Health Inc, (2)	3,019,001
19,053	Thermo Fisher Scientific Inc	9,014,355
16,046	Vertex Pharmaceuticals Inc, (2)	3,343,344
34,089	Zoetis Inc	5,404,811
	Total Health Care	57,508,571
	Industrials – 9.0%
18,056	Expeditors International of Washington Inc	1,595,609
62,045	Fastenal Co	2,682,205
9,633	IDEX Corp	1,641,367
43,390	IHS Markit Ltd	3,508,949
28,869	Illinois Tool Works Inc	5,654,860
1,816	Lennox International Inc	493,335
17,246	Masco Corp	924,386
7,051	Otis Worldwide Corp	432,085
12,539	Rockwell Automation Inc	2,973,248
11,270	Roper Technologies Inc	4,185,002
7,563	Teledyne Technologies Inc, (2)	2,338,101
26,849	Verisk Analytics Inc	4,778,316
	Total Industrials	31,207,463
	Information Technology – 36.8%
25,682	Accenture PLC	5,570,683
19,966	Adobe Inc, (2)	8,926,799
86,862	Applied Materials Inc	5,144,836

Shares	Description (1)	Value
	Information Technology (continued)
23,034	Autodesk Inc, (2)	$5,425,428
41,091	Automatic Data Processing Inc	6,490,734
46,645	Cadence Design Systems Inc, (2)	5,101,564
25,399	Citrix Systems Inc	2,876,945
37,178	Cognex Corp	2,450,030
19,832	Intuit Inc	6,240,734
40,393	Keysight Technologies Inc, (2)	4,236,014
15,004	Lam Research Corp	5,132,568
32,626	Mastercard Inc, Class A	9,417,169
22,409	NVIDIA Corp	11,234,976
16,345	Okta Inc, (2)	3,429,671
47,092	PayPal Holdings Inc, (2)	8,765,234
40,990	salesforcecom Inc, (2)	9,520,747
14,225	ServiceNow Inc, (2)	7,077,933
83,263	Slack Technologies Inc, (2)	2,129,868
26,023	Splunk Inc, (2)	5,153,595
27,044	Trimble Inc, (2)	1,301,628
18,176	VMware Inc, (2)	2,339,796
26,850	Workday Inc, (2)	5,641,722
11,536	Zebra Technologies Corp, (2)	3,272,071
	Total Information Technology	126,880,745
	Total Long-Term Investments (cost $299,869,971)	344,187,384

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%
$ 470	Federal Agricultural Mortgage Corporation Discount Notes	0.000%	11/02/20	N/R	$ 470,000
	Total Short-Term Investments (cost $470,000)				470,000
	Total Investments (cost $300,339,971) – 100.0%				344,657,384
	Other Assets Less Liabilities – 0.0%				45,546
	Net Assets – 100%				$ 344,702,930
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap Value ETF (NULV)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Communication Services – 7.1%
493	Electronic Arts Inc, (2)	$59,076
158,717	Liberty Global PLC, (2)	2,961,659
66,154	Liberty Global PLC, (2)	1,255,603
52,317	Omnicom Group Inc	2,469,362
281,920	Verizon Communications Inc	16,066,621
127,567	Walt Disney Co, (2)	15,467,499
	Total Communication Services	38,279,820
	Consumer Discretionary – 5.5%
661	Aptiv PLC, (2)	63,780
30,419	Best Buy Co Inc	3,393,239
745	Hasbro Inc	61,626
46,470	Home Depot Inc	12,394,014
1,778	LKQ Corp, (2)	56,878
24,087	Target Corp	3,666,523
16,344	Vail Resorts Inc, (2)	3,792,462
91,949	VF Corp	6,178,973
	Total Consumer Discretionary	29,607,495
	Consumer Staples – 12.5%
57,638	Bunge Ltd	3,269,804
251	Clorox Co	52,020
312,122	Coca-Cola Co	15,000,583
48,697	Colgate-Palmolive Co	3,841,706
102,688	General Mills Inc	6,070,914
54,235	Kellogg Co	3,410,839
361	Kimberly-Clark Corp	47,865
107,172	PepsiCo Inc	14,284,956
151,697	Procter & Gamble Co	20,797,659
	Total Consumer Staples	66,776,346
	Energy – 3.0%
265,817	Baker Hughes Co	3,926,117
158,265	National Oilwell Varco Inc, (2)	1,329,426
178,706	ONEOK Inc	5,182,474
144,201	Valero Energy Corp	5,567,601
	Total Energy	16,005,618

Shares	Description (1)	Value
	Financials – 19.4%
156,694	Aflac Inc	$5,319,761
599	Allstate Corp	53,161
2,523	Ally Financial Inc	67,314
19,689	American Express Co	1,796,424
353	Ameriprise Financial Inc	56,773
2,006	Arch Capital Group Ltd, (2)	60,601
508	Arthur J Gallagher & Co	52,685
443	Assurant Inc	55,096
1,509	Athene Holding Ltd, (2)	48,409
194,099	Bank of New York Mellon Corp	6,669,242
17,944	BlackRock Inc	10,752,224
7,108	Blackstone Group Inc	358,385
2,071	Carlyle Group Inc	51,609
647	Cboe Global Markets Inc	52,595
27,175	Charles Schwab Corp	1,117,164
67,899	Chubb Ltd	8,820,759
715	Cincinnati Financial Corp	50,579
2,361	Citizens Financial Group Inc	64,337
54,751	CME Group Inc	8,252,071
56,593	Comerica Inc	2,575,547
1,088	Discover Financial Services	70,731
1,486	East West Bancorp Inc	54,209
164,654	Equitable Holdings Inc	3,538,414
477	First Republic Bank/CA	60,169
2,770	Franklin Resources Inc	51,938
1,477	Hartford Financial Services Group Inc	56,894
410,452	Huntington Bancshares Inc/OH	4,285,119
8,390	Invesco Ltd	109,993
136,162	KeyCorp	1,767,383
1,989	Lincoln National Corp	69,814
102,353	Loews Corp	3,549,602
706	M&T Bank Corp	73,127
72,203	Marsh & McLennan Cos Inc	7,470,122
183,970	Morgan Stanley	8,858,156
688	Northern Trust Corp	53,850
5,120	People's United Financial Inc	54,630
33,376	PNC Financial Services Group Inc	3,734,107
1,288	Principal Financial Group Inc	50,515
663	Progressive Corp	60,930
116,208	Prudential Financial Inc	7,439,636
207,110	Regions Financial Corp	2,754,563

Nuveen ESG Large-Cap Value ETF (NULV) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
634	Reinsurance Group of America Inc	$64,047
28,346	State Street Corp	1,669,579
241	SVB Financial Group, (2)	70,059
2,285	Synchrony Financial	57,171
403	T Rowe Price Group Inc	51,044
50,136	Travelers Cos Inc	6,051,917
119,481	Truist Financial Corp	5,032,540
1,103	Voya Financial Inc	52,867
294	Willis Towers Watson PLC	53,649
1,706	Zions Bancorp NA	55,053
	Total Financials	103,596,564
	Health Care – 13.3%
139,463	AbbVie Inc	11,868,301
9,243	Amgen Inc	2,005,176
18,907	Becton Dickinson and Co	4,369,975
3,391	Biogen Inc, (2)	854,769
158,468	Bristol-Myers Squibb Co	9,262,455
59,080	Cardinal Health Inc	2,705,273
645	Catalent Inc, (2)	56,612
9,521	Cigna Corp	1,589,721
145,238	CVS Health Corp	8,146,399
88,878	DENTSPLY SIRONA Inc	4,194,153
83,110	Gilead Sciences Inc	4,832,847
883	Henry Schein Inc, (2)	56,141
52,429	Hologic Inc, (2)	3,608,164
1,075	Jazz Pharmaceuticals PLC, (2)	154,908
184,044	Merck & Co Inc	13,841,949
463	Quest Diagnostics Inc	56,551
6,944	STERIS PLC	1,230,407
12,779	Varian Medical Systems Inc, (2)	2,208,211
286	Waters Corp, (2)	63,727
	Total Health Care	71,105,739
	Industrials – 12.4%
65,167	3M Co	10,424,113
3,948	AMERCO, (2)	1,370,588
270,187	Carrier Global Corp, (2)	9,021,544
70,213	Caterpillar Inc	11,026,952
51,887	CH Robinson Worldwide Inc	4,588,367
274	Cummins Inc	60,250
295	Deere & Co	66,643
13,665	Eaton Corp PLC	1,418,290

Shares	Description (1)	Value
	Industrials (continued)
894	Emerson Electric Co	$57,922
19,495	Expeditors International of Washington Inc	1,722,773
1,186	Fastenal Co	51,271
17,665	Fortive Corp	1,088,164
672	Fortune Brands Home & Security Inc	54,345
1,651	HD Supply Holdings Inc, (2)	65,809
159,459	Howmet Aerospace Inc, (2)	2,750,668
55,714	Johnson Controls International plc	2,351,688
38,548	Kansas City Southern	6,789,845
961	Masco Corp	51,510
144,019	Nielsen Holdings PLC	1,945,697
974	Otis Worldwide Corp	59,687
636	PACCAR Inc	54,302
23,272	Parker-Hannifin Corp	4,848,954
1,209	Pentair PLC	60,160
1,009	Robert Half International Inc	51,146
253	Rockwell Automation Inc	59,991
16,284	Roper Technologies Inc	6,046,900
1,376	Sensata Technologies Holding PLC, (2)	60,145
381	Snap-on Inc	60,019
351	Stanley Black & Decker Inc	58,336
332	United Rentals Inc, (2)	59,192
150	WW Grainger Inc	52,503
	Total Industrials	66,377,774
	Information Technology – 10.3%
42,376	Accenture PLC	9,191,778
265,127	Cisco Systems Inc	9,518,059
1,756	Corning Inc	56,139
1,494	FLIR Systems Inc	51,827
519,546	Hewlett Packard Enterprise Co	4,488,878
413,023	HP Inc	7,417,893
314,928	Intel Corp	13,945,012
91,935	International Business Machines Corp	10,265,462
2,459	NortonLifeLock Inc	50,582
277	Okta Inc, (2)	58,123
1,098	Trimble Inc, (2)	52,847
2,496	Western Union Co	48,522
	Total Information Technology	55,145,122
	Materials – 5.3%
4,918	Amcor PLC	51,295
33,981	Ecolab Inc	6,238,572

Nuveen ESG Large-Cap Value ETF (NULV) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Materials (continued)
450	International Flavors & Fragrances Inc	$46,197
49,374	Linde PLC	10,879,067
146,383	Mosaic Co	2,708,085
47,360	PPG Industries Inc	6,143,539
67,225	Steel Dynamics Inc	2,116,243
	Total Materials	28,182,998
	Real Estate – 4.9%
328	Alexandria Real Estate Equities Inc	49,699
365	AvalonBay Communities Inc	50,782
648	Camden Property Trust	59,772
106,684	Equity Residential	5,012,014
2,081	Healthpeak Properties Inc	56,125
286,164	Host Hotels & Resorts Inc	2,998,999
2,401	Iron Mountain Inc	62,570
11,578	Jones Lang LaSalle Inc, (2)	1,306,693
98,077	Prologis Inc	9,729,238
1,384	Regency Centers Corp	49,257
1,614	UDR Inc	50,421
1,420	Ventas Inc	56,047
125,507	Welltower Inc	6,748,511
	Total Real Estate	26,230,128
	Utilities – 6.0%
917	CMS Energy Corp	58,074
107,930	Consolidated Edison Inc	8,471,426
93,514	Eversource Energy	8,160,967
79,604	Public Service Enterprise Group Inc	4,628,972
65,916	Sempra Energy	8,263,230
84,159	UGI Corp	2,721,702
	Total Utilities	32,304,371
	Total Long-Term Investments (cost $542,459,997)	533,611,975

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%
$ 610	Federal Agricultural Mortgage Corporation Discount Notes	0.000%	11/02/20	N/R	$ 610,000
	Total Short-Term Investments (cost $610,000)				610,000
	Total Investments (cost $543,069,997) – 99.8%				534,221,975
	Other Assets Less Liabilities – 0.2%				1,005,814
	Net Assets – 100%				$ 535,227,789

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Mid-Cap Growth ETF (NUMG)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 11.8%
1,630	Cable One Inc	$2,822,932
64,683	Live Nation Entertainment Inc, (2)	3,156,530
76,540	Pinterest Inc, (2)	4,512,033
207,209	Snap Inc, (2)	8,161,963
26,389	Take-Two Interactive Software Inc, (2)	4,088,184
	Total Communication Services	22,741,642
	Consumer Discretionary – 5.7%
9,884	Domino's Pizza Inc	3,739,315
28,263	Tractor Supply Co	3,764,914
14,246	Wayfair Inc, (2)	3,533,435
	Total Consumer Discretionary	11,037,664
	Consumer Staples – 2.7%
53,800	Lamb Weston Holdings Inc	3,413,610
10,470	McCormick & Co Inc/MD	1,889,940
	Total Consumer Staples	5,303,550
	Financials – 4.3%
5,442	FactSet Research Systems Inc	1,667,973
7,594	MarketAxess Holdings Inc	4,092,027
54,811	Voya Financial Inc	2,627,091
	Total Financials	8,387,091
	Health Care – 18.6%
3,884	ABIOMED Inc, (2)	978,302
51,272	BioMarin Pharmaceutical Inc, (2)	3,816,175
38,836	Catalent Inc, (2)	3,408,636
5,357	DaVita Inc, (2)	462,041
14,110	Henry Schein Inc, (2)	897,114
50,257	Hologic Inc, (2)	3,458,687
18,261	Insulet Corp, (2)	4,058,507
5,003	Mettler-Toledo International Inc, (2)	4,992,544
14,918	STERIS PLC	2,643,320
20,449	Varian Medical Systems Inc, (2)	3,533,587
15,562	Waters Corp, (2)	3,467,525
15,476	West Pharmaceutical Services Inc	4,210,555
	Total Health Care	35,926,993

Shares	Description (1)	Value
	Industrials – 17.7%
63,804	A O Smith Corp	$3,298,029
47,015	Copart Inc, (2)	5,188,575
36,941	Expeditors International of Washington Inc	3,264,476
66,190	Fastenal Co	2,861,394
21,989	IDEX Corp	3,746,706
4,896	Lennox International Inc	1,330,047
55,870	Masco Corp	2,994,632
17,829	Nordson Corp	3,448,663
11,645	Teledyne Technologies Inc, (2)	3,600,052
50,097	Xylem Inc/NY	4,365,453
	Total Industrials	34,098,027
	Information Technology – 35.1%
16,833	ANSYS Inc, (2)	5,123,460
8,169	Arista Networks Inc, (2)	1,706,504
28,076	Cadence Design Systems Inc, (2)	3,070,672
1,993	Citrix Systems Inc	225,747
19,921	Cognex Corp	1,312,794
15,344	Coupa Software Inc, (2)	4,107,589
7,209	Fair Isaac Corp, (2)	2,821,963
33,611	Fortinet Inc, (2)	3,709,646
22,316	Jack Henry & Associates Inc	3,308,347
7,138	Keysight Technologies Inc, (2)	748,562
59,100	Maxim Integrated Products Inc, (2)	4,116,315
11,974	Okta Inc, (2)	2,512,504
13,683	Paycom Software Inc, (2)	4,981,844
39,380	PTC Inc, (2)	3,303,194
16,328	RingCentral Inc, Class A, (2)	4,218,176
126,609	Slack Technologies Inc, (2)	3,238,658
29,575	Splunk Inc, (2)	5,857,033
61,602	Trimble Inc, (2)	2,964,904
22,876	Twilio Inc, (2)	6,381,718
14,298	Zebra Technologies Corp, (2)	4,055,485
	Total Information Technology	67,765,115
	Materials – 1.6%
125,587	Axalta Coating Systems Ltd, (2)	3,153,489
	Real Estate – 2.4%
90,667	CBRE Group Inc, (2)	4,569,617
	Total Long-Term Investments (cost $164,922,841)	192,983,188

Nuveen ESG Mid-Cap Growth ETF (NUMG) (continued)
Portfolio of Investments    October 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%
$ 270	Federal Agricultural Mortgage Corporation Discount Notes	0.000%	11/02/20	N/R	$ 270,000
	Total Short-Term Investments (cost $270,000)				270,000
	Total Investments (cost $165,192,841) – 100.0%				193,253,188
	Other Assets Less Liabilities – (0.0)%				(37,413)
	Net Assets – 100%				$ 193,215,775
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Mid-Cap Value ETF (NUMV)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Communication Services – 3.4%
852	Discovery Inc, (2)	$17,244
90,037	Discovery Inc, (2)	1,649,478
32,285	Interpublic Group of Cos Inc	584,036
61,691	Liberty Global PLC, (2)	1,151,154
7,817	Zillow Group Inc, (2)	692,743
	Total Communication Services	4,094,655
	Consumer Discretionary – 15.3%
23,801	Best Buy Co Inc	2,655,001
27,293	BorgWarner Inc	954,709
8,740	CarMax Inc, (2)	755,486
26,351	Darden Restaurants Inc	2,422,184
26,698	Hasbro Inc	2,208,458
26,765	LKQ Corp, (2)	856,212
20,341	Mohawk Industries Inc, (2)	2,098,988
84,106	Newell Brands Inc	1,485,312
14,404	Royal Caribbean Cruises Ltd, (2)	812,674
16,384	Tiffany & Co	2,143,683
7,966	Vail Resorts Inc, (2)	1,848,431
	Total Consumer Discretionary	18,241,138
	Consumer Staples – 3.6%
40,622	Bunge Ltd	2,304,486
18,441	Campbell Soup Co	860,642
6,338	McCormick & Co Inc/MD	1,144,072
	Total Consumer Staples	4,309,200
	Energy – 3.4%
98,222	Baker Hughes Co	1,450,739
143,878	National Oilwell Varco Inc, (2)	1,208,575
49,047	ONEOK Inc	1,422,363
	Total Energy	4,081,677
	Financials – 18.6%
48,990	Ally Financial Inc	1,307,053
12,418	Arch Capital Group Ltd, (2)	375,148
24,909	Arthur J Gallagher & Co	2,583,312
13,676	Assurant Inc	1,700,884
63,882	Carlyle Group Inc	1,591,939

Nuveen ESG Mid-Cap Value ETF (NUMV) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
78,433	Citizens Financial Group Inc	$2,137,299
2,633	Comerica Inc	119,828
95,431	Equitable Holdings Inc	2,050,812
2,731	First Republic Bank/CA	344,488
19,166	Franklin Resources Inc	359,363
1,309	Huntington Bancshares Inc/OH	13,666
37,931	Invesco Ltd	497,275
76,714	KeyCorp	995,748
27,468	Lincoln National Corp	964,127
19,698	Loews Corp	683,127
22,209	People's United Financial Inc	236,970
50,189	Principal Financial Group Inc	1,968,413
6,746	Regions Financial Corp	89,722
15,508	Reinsurance Group of America Inc	1,566,618
5,817	SVB Financial Group, (2)	1,691,002
18,445	Voya Financial Inc	884,069
557	Zions Bancorp NA	17,974
	Total Financials	22,178,837
	Health Care – 7.0%
11,715	Catalent Inc, (2)	1,028,226
36,791	DENTSPLY SIRONA Inc	1,736,167
356	Henry Schein Inc, (2)	22,634
2,025	Hologic Inc, (2)	139,361
6,179	Jazz Pharmaceuticals PLC, (2)	890,394
19,225	Quest Diagnostics Inc	2,348,141
1,106	STERIS PLC	195,972
5,153	Varian Medical Systems Inc, (2)	890,438
4,808	Waters Corp, (2)	1,071,319
	Total Health Care	8,322,652
	Industrials – 13.4%
3,501	AMERCO, (2)	1,215,407
69,723	Carrier Global Corp, (2)	2,328,051
11,569	CH Robinson Worldwide Inc	1,023,047
526	Expeditors International of Washington Inc	46,483
44,639	Fastenal Co	1,929,744
16,802	Fortune Brands Home & Security Inc	1,358,778
11,110	Kansas City Southern	1,956,915
27,406	Masco Corp	1,468,962
74,589	Nielsen Holdings PLC	1,007,697
28,778	Owens Corning	1,884,096
4,692	Robert Half International Inc	237,837

Shares	Description (1)	Value
	Industrials (continued)
4,270	WW Grainger Inc	$ 1,494,585
	Total Industrials	15,951,602
	Information Technology – 10.2%
7,503	F5 Networks Inc, (2)	997,449
36,842	FLIR Systems Inc	1,278,049
83,207	Marvell Technology Group Ltd	3,121,095
33,030	NortonLifeLock Inc	679,427
2,003	Okta Inc, (2)	420,289
16,907	ON Semiconductor Corp, (2)	424,197
9,908	Seagate Technology PLC	473,800
9,401	Skyworks Solutions Inc	1,328,267
37,098	Trimble Inc, (2)	1,785,527
82,596	Western Union Co	1,605,666
	Total Information Technology	12,113,766
	Materials – 5.4%
223,166	Amcor PLC	2,327,622
9,969	Celanese Corp	1,131,581
14,992	International Flavors & Fragrances Inc	1,539,079
60,010	Mosaic Co	1,110,185
12,234	Steel Dynamics Inc	385,126
	Total Materials	6,493,593
	Real Estate – 14.0%
15,925	Alexandria Real Estate Equities Inc	2,412,956
60,849	Duke Realty Corp	2,311,654
161	Federal Realty Investment Trust	11,074
82,093	Healthpeak Properties Inc	2,214,048
153,287	Host Hotels & Resorts Inc	1,606,448
37,158	Iron Mountain Inc	968,337
5,288	Jones Lang LaSalle Inc, (2)	596,804
31,042	Regency Centers Corp	1,104,785
34,379	UDR Inc	1,074,000
58,152	Ventas Inc	2,295,259
92,239	VICI Properties Inc	2,116,885
	Total Real Estate	16,712,250
	Utilities – 5.4%
41,150	CMS Energy Corp	2,606,029
86,539	NiSource Inc	1,987,801
55,976	UGI Corp	1,810,264
	Total Utilities	6,404,094
	Total Long-Term Investments (cost $114,410,770)	118,903,464

Nuveen ESG Mid-Cap Value ETF (NUMV) (continued)
Portfolio of Investments    October 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%
$ 180	Federal Agricultural Mortgage Corporation Discount Notes	0.000%	11/02/20	N/R	$ 180,000
	Total Short-Term Investments (cost $180,000)				180,000
	Total Investments (cost $114,590,770) – 99.9%				119,083,464
	Other Assets Less Liabilities – 0.1%				157,460
	Net Assets – 100%				$ 119,240,924
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Small-Cap ETF (NUSC)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 1.7%
442	Bandwidth Inc, (2)	$70,877
17,113	Boingo Wireless Inc, (2)	159,835
10,637	Cardlytics Inc, (2), (3)	785,223
2,436	Cincinnati Bell Inc, (2)	36,662
3,292	Cinemark Holdings Inc, (2), (3)	26,961
134,326	Clear Channel Outdoor Holdings Inc, (2)	120,087
37,761	Consolidated Communications Holdings Inc, (2)	176,344
21,656	EW Scripps Co	196,636
17,036	Gray Television Inc, (2)	216,017
3,336	Hemisphere Media Group Inc, (2)	26,088
20,685	iHeartMedia Inc, (2), (3)	170,031
2,585	IMAX Corp, (2)	29,805
1,538	Iridium Communications Inc, (2)	40,619
20,823	John Wiley & Sons Inc	644,680
1,640	Loral Space & Communications Inc, (2)	28,552
14,864	National CineMedia Inc	29,505
5,288	New York Times Co	209,722
15,675	Scholastic Corp	309,738
643	Shenandoah Telecommunications Co	28,048
2,935	TEGNA Inc	35,308
17,498	TripAdvisor Inc, (2)	334,387
1,375	United States Cellular Corp, (2)	40,040
28,291	WideOpenWest Inc, (2)	141,172
12,218	World Wrestling Entertainment Inc	444,247
198,874	Zynga Inc, (2)	1,787,877
	Total Communication Services	6,088,461
	Consumer Discretionary – 16.2%
6,534	1-800-Flowerscom Inc, (2)	129,569
19,309	Aaron's Holdings Co Inc	1,009,088
23,190	American Eagle Outfitters Inc	317,935
7,997	American Public Education Inc, (2)	226,075
331	Asbury Automotive Group Inc, (2)	34,086
21,185	Big Lots Inc	1,008,406
18,938	Bright Horizons Family Solutions Inc, (2)	2,993,151
42,336	Callaway Golf Co, (2)	655,785

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Consumer Discretionary (continued)
17,202	Camping World Holdings Inc	$454,821
9,287	Carriage Services Inc	239,697
286	Cavco Industries Inc, (2)	49,232
965	Century Communities Inc, (2)	37,481
1,533	Children's Place Inc, (2)	38,739
2,120	Cooper Tire & Rubber Co	72,907
24,779	Core-Mark Holding Co Inc	677,706
22,706	Crocs Inc, (2)	1,188,205
2,793	Dana Inc, (2)	39,074
3,294	Deckers Outdoor Corp, (2)	834,601
1,213	Dick's Sporting Goods Inc	68,716
8,166	Dine Brands Global Inc, (2)	420,141
8,771	Dorman Products Inc, (2)	782,987
25,944	Dunkin' Brands Group Inc	2,586,876
9,939	El Pollo Loco Holdings Inc, (2)	140,339
12,740	Ethan Allen Interiors Inc	204,477
16,862	Etsy Inc, (2)	2,050,251
21,621	Foot Locker Inc	797,382
25,498	frontdoor Inc, (2)	1,010,231
31,781	GameStop Corp, (2), (3)	332,747
19,733	Gap Inc	383,807
2,508	Genesco Inc, (2)	44,442
766	Gentherm Inc, (2)	35,458
66,686	GoPro Inc, (2)	396,115
6,241	Green Brick Partners Inc, (2)	111,651
4,357	Group 1 Automotive Inc, (2)	462,191
128,802	Hanesbrands Inc	2,069,848
40,619	Harley-Davidson Inc	1,335,553
8,701	Helen of Troy Ltd, (2)	1,649,710
1,777	Hibbett Sports Inc, (2)	67,188
14,515	iRobot Corp, (2)	1,155,104
6,725	Jack in the Box Inc	538,404
3,362	Johnson Outdoors Inc	293,603
4,154	KB Home	133,967
26,561	Kontoor Brands Inc	873,857
7,057	Lands' End Inc, (2)	113,265
9,287	La-Z-Boy Inc	317,894
288	LCI Industries, Inc	31,582
33,791	Levi Strauss & Co, (2)	533,222
2,547	LGI Homes Inc, (2)	272,223
1,161	Lithia Motors Inc	266,531

Shares	Description (1)	Value
	Consumer Discretionary (continued)
115,308	Macy's Inc, (2), (3)	$716,063
11,309	Malibu Boats Inc, (2)	574,836
11,043	MarineMax Inc, (2)	331,069
22,416	Marriott Vacations Worldwide Corp, (2)	2,165,386
4,641	Meritage Homes Corp, (2)	404,185
14,165	Monro Inc	595,780
8,007	Murphy USA Inc, (2)	979,176
2,633	National Vision Holdings Inc, (2)	106,189
38,078	Nordstrom Inc, (2), (3)	460,744
4,653	Overstockcom Inc, (2)	261,033
779	Oxford Industries Inc	32,071
21,491	Planet Fitness Inc, (2)	1,273,772
12,949	Pool Corp	4,529,949
1,259	PVH Corp, (2)	73,387
38,108	Quotient Technology Inc, (2)	339,161
11,782	RealReal Inc, (2)	148,335
7,404	Rent-A-Center Inc/TX	228,784
7,276	Revolve Group Inc, (2)	131,550
78,649	Service Corp International/US	3,642,235
16,125	Shake Shack Inc, (2)	1,088,760
11,680	Signet Jewelers Ltd, (2)	260,230
10,628	Sleep Number Corp, (2)	673,390
46,930	Sonos Inc, (2)	685,178
47,792	Tapestry Inc, (2)	1,062,416
16,190	Taylor Morrison Home Corp, (2)	349,704
45,648	Terminix Global Holdings Inc, (2)	2,149,564
15,018	Thor Industries Inc	1,270,222
104,567	Under Armour Inc, (2)	1,278,854
3,098	Visteon Corp, (2)	277,736
99,808	Wendy's Co	2,180,805
6,454	Williams-Sonoma Inc	588,669
9,024	Wolverine World Wide Inc	240,670
21,038	WW International Inc, (2)	445,164
16,752	YETI Holdings Inc, (2)	828,889
1,603	Zumiez Inc, (2)	44,884
	Total Consumer Discretionary	59,905,160
	Consumer Staples – 4.3%
5,865	Beyond Meat Inc, (2)	835,352
1,125	BJ's Wholesale Club Holdings Inc, (2)	43,076
7,776	Casey's General Stores Inc	1,310,800
88,483	Darling Ingredients Inc, (2)	3,804,769

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Consumer Staples (continued)
13,934	Edgewell Personal Care Co, (2)	$365,350
21,188	Energizer Holdings Inc	833,748
17,010	Fresh Del Monte Produce Inc	366,225
19,008	Freshpet Inc, (2)	2,176,416
872	Grocery Outlet Holding Corp, (2)	38,385
6,493	Hain Celestial Group Inc, (2)	199,660
5,706	Medifast Inc	801,636
40,344	Performance Food Group Co, (2)	1,355,962
544	PriceSmart Inc	37,536
36,977	Simply Good Foods Co, (2)	695,168
1,749	SpartanNash Co	32,199
21,180	Spectrum Brands Holdings Inc	1,204,507
1,663	Sprouts Farmers Market Inc, (2)	31,680
2,362	TreeHouse Foods Inc, (2)	91,740
2,363	United Natural Foods Inc, (2)	34,429
77,906	US Foods Holding Corp, (2)	1,628,235
	Total Consumer Staples	15,886,873
	Energy – 1.6%
70,710	Archrock Inc	419,310
25,947	Cactus Inc	441,099
93,942	ChampionX Corp, (2)	820,114
83,227	Clean Energy Fuels Corp, (2)	206,403
24,304	Core Laboratories NV	351,193
40,540	Delek US Holdings Inc	407,832
8,003	DMC Global Inc, (2)	284,667
35,367	Liberty Oilfield Services Inc, (2)	236,251
55,570	Oceaneering International Inc, (2)	226,726
21,350	Renewable Energy Group Inc, (2)	1,204,140
232,759	TechnipFMC PLC	1,287,157
	Total Energy	5,884,892
	Financials – 12.9%
506	Affiliated Managers Group Inc	38,137
8,374	Amalgamated Bank	92,951
3,647	Amerant Bancorp Inc, (2)	36,725
18,329	Ameris Bancorp	537,040
1,024	Argo Group International Holdings Ltd, (2)	36,536
22,325	Artisan Partners Asset Management Inc	894,339
3,074	Associated Banc-Corp	42,083
1,590	Assured Guaranty Ltd	40,593
804	BancFirst Corp	35,738
27,239	Bancorp Inc, (2)	261,494

Shares	Description (1)	Value
	Financials (continued)
1,536	BancorpSouth Bank	$35,958
37,960	Bank OZK	940,649
50,446	BankUnited Inc	1,273,761
5,820	Banner Corp	214,583
24,096	Berkshire Hills Bancorp Inc	313,971
5,709	BOK Financial Corp	335,347
2,368	Bridge Bancorp, Inc	46,271
34,818	Brightsphere Investment Group Inc	480,488
3,676	Brookline Bancorp Inc	35,216
1,351	Bryn Mawr Bank Corp	36,288
9,369	Byline Bancorp Inc	123,109
68,373	Cadence BanCorp	767,145
1,112	Camden National Corp	35,551
2,225	CNO Financial Group Inc	39,494
10,398	Cohen & Steers Inc	585,511
2,655	Columbia Banking System Inc	75,429
6,065	Columbia Financial Inc, (2)	73,932
3,226	Commerce Bancshares Inc/MO	200,818
1,130	Community Trust Bancorp Inc	35,957
2,470	ConnectOne Bancorp, Inc	38,112
13,196	Cowen Inc	283,186
8,909	Crawford & Co	57,018
5,536	Cullen/Frost Bankers Inc	389,015
7,126	Customers Bancorp Inc, (2)	98,481
10,948	CVB Financial Corp	191,590
1,688	Diamond Hill Investment Group Inc, (2)	231,155
6,169	eHealth Inc, (2)	414,002
22,155	Ellington Financial Inc	271,177
1,198	Enterprise Financial Services Corp	34,874
8,107	Equity Bancshares Inc, (2)	149,007
1,286	Federal Agricultural Mortgage Corp	83,063
14,725	Federated Hermes Inc	351,927
40,339	First American Financial Corp	1,798,716
2,064	First Busey Corp	37,131
12,051	First Financial Bancorp	172,329
1,943	First Financial Bankshares Inc	57,921
63,660	First Horizon National Corp	662,701
5,062	First Interstate BancSystem Inc	178,689
1,212	Flagstar Bancorp Inc	35,572
29,986	Fulton Financial Corp	329,546
270,105	Genworth Financial Inc, (2)	1,061,513

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Financials (continued)
7,268	Glacier Bancorp Inc	$260,194
7,474	Goosehead Insurance Inc, (2)	915,864
6,452	Great Western Bancorp Inc	83,811
8,142	Green Dot Corp, (2)	434,131
16,203	Hancock Whitney Corp	370,563
14,375	Hanmi Financial Corp	129,231
26,003	Hannon Armstrong Sustainable Infrastructure Capital Inc	1,088,226
11,016	Hanover Insurance Group Inc	1,053,791
7,634	Heartland Financial USA Inc	251,464
7,050	Heritage Financial Corp/WA	147,768
1,395	HomeStreet Inc	43,343
9,156	HomeTrust Bancshares Inc	146,221
5,693	Independent Bank Corp	326,152
29,511	International Bancshares Corp	816,864
127,994	Investors Bancorp Inc	1,082,829
18,439	Janus Henderson Group PLC	448,068
14,074	KKR Real Estate Finance Trust Inc	235,177
34,547	LendingClub Corp, (2)	161,334
14,732	Live Oak Bancshares Inc	549,209
6,084	LPL Financial Holdings Inc	486,294
8,641	Luther Burbank Corp	81,485
4,730	Merchants Bancorp/IN	102,073
3,233	Meta Financial Group Inc	94,856
20,701	MGIC Investment Corp	208,252
7,020	Morningstar Inc	1,336,468
38,758	Mr Cooper Group Inc, (2)	817,019
1,301	National Bank Holdings Corp	39,225
94,518	New York Community Bancorp Inc	785,445
3,895	OceanFirst Financial Corp	58,308
14,892	Old National Bancorp/IN	208,190
7,006	Origin Bancorp Inc	156,724
27,308	PennyMac Financial Services Inc	1,387,793
21,775	Pinnacle Financial Partners Inc	997,077
24,589	PRA Group Inc, (2)	839,223
2,438	Premier Financial Corp	43,860
6,113	Primerica Inc	673,897
29,364	ProAssurance Corp	453,086
2,688	Provident Financial Services, Inc	36,476
1,404	QCR Holdings Inc	43,566
1,931	S&T Bancorp Inc	38,214
9,430	Seacoast Banking Corp of Florida, (2)	202,556

Shares	Description (1)	Value
	Financials (continued)
17,646	ServisFirst Bancshares Inc	$651,137
19,763	Simmons First National Corp	335,773
131,835	SLM Corp	1,211,564
9,348	South State Corp	573,967
119,541	Starwood Property Trust Inc	1,669,988
106,212	Sterling Bancorp/DE	1,421,117
867	Stock Yards Bancorp, Inc	33,137
8,886	StoneX Group Inc, (2)	470,780
58,304	Synovus Financial Corp	1,515,904
50,527	TCF Financial Corp	1,374,840
13,394	Texas Capital Bancshares Inc, (2)	602,730
3,157	TFS Financial Corp	49,596
1,264	TriCo Bancshares	36,568
12,747	TriState Capital Holdings Inc, (2)	160,485
16,170	Trupanion, Inc, (2)	1,156,802
686	UMB Financial Corp	41,757
3,227	Umpqua Holdings Corp	40,531
4,604	United Bankshares Inc/WV	120,763
9,632	Valley National Bancorp	73,588
8,974	Victory Capital Holdings Inc	164,583
31,782	Virtu Financial Inc	679,499
256	Virtus Investment Partners Inc	40,845
18,372	Washington Federal Inc	391,140
12,214	Webster Financial Corp	393,413
17,093	Western Alliance Bancorp	704,232
23,639	Wintrust Financial Corp	1,163,748
67,235	WisdomTree Investments Inc	244,735
3,566	WSFS Financial Corp	113,007
	Total Financials	47,662,395
	Health Care – 16.1%
1,237	1Life Healthcare Inc, (2)	34,896
7,288	Acadia Healthcare Co Inc, (2)	259,817
26,710	ACADIA Pharmaceuticals Inc, (2)	1,240,680
16,179	Accelerate Diagnostics Inc, (2)	152,406
6,985	Acceleron Pharma Inc, (2)	730,491
18,959	Achillion Pharmaceuticals Inc, (4)	8,721
7,786	Adaptive Biotechnologies Corp, (2)	358,779
390	Addus HomeCare Corp, (2)	38,052
12,620	Aerie Pharmaceuticals Inc, (2)	133,898
11,345	Agios Pharmaceuticals Inc, (2)	454,594
13,184	Alder Biopharmaceuticals Inc, (2), (4)	11,602

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Health Care (continued)
73,139	Allscripts Healthcare Solutions Inc, (2)	$737,241
2,111	Amedisys Inc, (2)	546,749
25,374	AMN Healthcare Services Inc, (2)	1,656,415
13,416	AnaptysBio Inc, (2)	395,235
9,814	AngioDynamics Inc, (2)	101,477
69,828	Antares Pharma Inc, (2)	190,630
1,401	Applied Therapeutics Inc, (2)	22,794
9,309	Arvinas Inc, (2)	194,651
16,994	Assembly Biosciences Inc, (2)	250,492
28,042	Atara Biotherapeutics Inc, (2)	362,022
4,840	AtriCure Inc, (2)	167,270
794	Atrion Corp	477,313
14,506	Avrobio Inc, (2)	207,146
6,259	Axsome Therapeutics Inc, (2)	415,034
84,996	BioCryst Pharmaceuticals Inc, (2)	324,685
948	BioTelemetry Inc, (2)	40,366
18,175	Bluebird Bio Inc, (2)	939,829
90,548	Brookdale Senior Living Inc, (2)	266,211
13,151	Cardiovascular Systems Inc, (2)	468,833
5,243	Cerus Corp, (2)	27,526
3,954	Chemed Corp	1,891,277
30,432	Coherus Biosciences Inc, (2)	507,301
12,735	Collegium Pharmaceutical Inc, (2)	227,065
1,485	Computer Programs and Systems Inc	41,417
913	Cortexyme Inc, (2)	43,705
5,391	CorVel Corp, (2)	491,767
36,348	Covetrus Inc, (2)	897,432
40,142	Denali Therapeutics Inc, (2)	1,717,275
33,709	Dicerna Pharmaceuticals Inc, (2)	707,552
6,319	Eagle Pharmaceuticals Inc/DE, (2)	293,960
1,013	Encompass Health Corp	62,107
12,243	Ensign Group Inc	720,378
37,224	Envista Holdings Corp, (2)	983,458
23,209	FibroGen Inc, (2)	890,761
17,427	Flexion Therapeutics Inc, (2)	208,950
15,670	G1 Therapeutics Inc, (2)	172,213
33,697	GenMark Diagnostics Inc, (2)	411,777
7,393	Glaukos Corp, (2)	413,417
14,995	Global Blood Therapeutics Inc, (2)	792,936
8,292	Globus Medical Inc, (2)	432,179
7,225	Guardant Health Inc, (2)	770,619

Shares	Description (1)	Value
	Health Care (continued)
11,480	Haemonetics Corp, (2)	$1,160,513
59,035	Halozyme Therapeutics Inc, (2)	1,652,980
20,259	Hanger Inc, (2)	353,925
2,812	Health Catalyst Inc, (2)	96,958
3,800	Heska Corp, (2)	445,854
7,041	Hill-Rom Holdings Inc	641,224
1,244	HMS Holdings Corp, (2)	33,115
17,174	Horizon Therapeutics Plc, (2)	1,286,848
4,266	Immunovant Inc, (2)	186,083
5,581	Inogen Inc, (2)	163,021
20,473	Inovio Pharmaceuticals, Inc, (2), (3)	201,659
15,322	Intersect ENT Inc, (2)	237,491
5,744	Intra-Cellular Therapies Inc, (2)	141,704
1,867	LeMaitre Vascular Inc	60,640
199	LHC Group Inc, (2)	43,093
8,716	Ligand Pharmaceuticals Inc, (2), (3)	718,634
1,294	Luminex Corp	28,520
483	Magellan Health Inc, (2)	34,906
4,267	MEDNAX Inc, (2)	54,404
16,365	Meridian Bioscience Inc, (2)	280,660
17,085	Merit Medical Systems Inc, (2)	855,104
9,778	Mirati Therapeutics Inc, (2)	2,123,195
3,079	Molecular Templates Inc, (2)	27,218
7,716	MyoKardia Inc, (2)	1,724,758
7,486	National Research Corp, (2)	387,775
34,428	NeoGenomics Inc, (2)	1,350,610
7,019	NextGen Healthcare Inc, (2)	95,458
5,576	Novavax Inc, (2)	450,039
6,295	Odonate Therapeutics Inc, (2)	90,711
233,884	OPKO Health Inc, (2), (3)	823,272
24,121	OraSure Technologies Inc, (2)	360,368
7,625	Orthofix Medical Inc, (2)	238,358
3,609	OrthoPediatrics Corp, (2)	160,961
32,339	Owens & Minor Inc	812,356
7,485	Passage Bio Inc, (2)	125,823
8,606	Patterson Cos Inc	214,074
14,512	Pennant Group Inc, (2)	604,570
2,734	Penumbra Inc, (2)	713,656
10,382	PetIQ Inc, (2)	296,510
6,309	Phibro Animal Health Corp	103,720
1,058	Premier Inc, (2)	34,628

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Health Care (continued)
1,135	Progyny Inc, (2)	$27,660
13,484	Prothena Corp PLC, (2)	147,110
4,020	Providence Service Corp, (2)	472,551
10,816	Quidel Corp, (2)	2,901,825
31,699	Quotient Ltd, (2)	149,619
50,172	R1 RCM Inc, (2)	899,082
6,313	RadNet Inc, (2)	91,602
3,389	Reata Pharmaceuticals Inc, (2)	395,530
9,594	Repligen Corp, (2)	1,598,073
11,237	Revance Therapeutics Inc, (2)	290,814
24,452	Sage Therapeutics Inc, (2)	1,794,288
1,839	Select Medical Holdings Corp, (2)	38,582
706	Shockwave Medical Inc, (2)	48,234
1,715	SI-BONE Inc, (2)	35,964
28,834	SIGA Technologies Inc, (2)	184,249
671	Silk Road Medical Inc, (2)	40,663
577	Simulations Plus, Inc	37,401
1,278	SpringWorks Therapeutics Inc, (2)	74,111
6,317	STAAR Surgical Co, (2)	457,983
7,414	Surgery Partners Inc, (2)	161,774
782	Surmodics Inc, (2)	28,739
1,001	Tactile Systems Technology Inc, (2)	36,617
4,125	Tandem Diabetes Care Inc, (2)	449,625
5,110	Theravance Biopharma Inc, (2)	96,630
16,765	Tilray Inc, (2), (3)	95,728
18,016	Tivity Health Inc, (2)	247,720
1,942	Triple-S Management Corp, (2)	35,966
11,039	Turning Point Therapeutics Inc, (2)	1,017,685
13,306	Ultragenyx Pharmaceutical Inc, (2)	1,337,253
9,476	uniQure NV, (2)	383,115
3,507	US Physical Therapy Inc, (2)	278,210
1,282	Vapotherm Inc, (2)	38,396
20,647	Varex Imaging Corp, (2)	276,670
16,207	Vocera Communications Inc, (2)	531,265
2,107	XBiotech, Inc, (2)	36,051
3,173	Xenon Pharmaceuticals Inc, (2)	30,842
10,826	Y-mAbs Therapeutics Inc, (2)	462,703
110,781	ZIOPHARM Oncology Inc, (2), (3)	231,532
2,419	Zogenix Inc, (2)	51,573
18,073	Zymeworks Inc, (2)	707,016
	Total Health Care	59,529,248

Shares	Description (1)	Value
	Industrials – 15.4%
10,680	AAON Inc	$623,819
996	ABM Industries Inc	34,581
10,577	Acuity Brands Inc	942,834
83,174	ADT Inc	548,117
7,673	Advanced Drainage Systems Inc	486,698
1,189	AECOM, (2)	53,315
16,688	Aegion Corp, (2)	235,468
3,848	Alamo Group Inc	463,030
38,780	Allison Transmission Holdings Inc	1,401,897
1,495	ArcBest Corp	45,627
7,488	Armstrong World Industries Inc	448,531
11,136	Astec Industries Inc	565,709
15,122	Axon Enterprise Inc, (2)	1,495,566
6,234	Barnes Group Inc	228,788
36,950	Bloom Energy Corp, (2)	467,048
15,238	Brady Corp	574,777
34,200	Builders FirstSource Inc, (2)	1,036,260
12,709	Carlisle Cos Inc	1,574,264
4,183	Cimpress PLC, (2)	307,032
10,547	Comfort Systems USA Inc	483,053
10,158	Cubic Corp	600,439
18,817	Donaldson Co Inc	893,807
1,694	Echo Global Logistics Inc, (2)	45,687
10,499	EMCOR Group Inc	715,927
9,573	ESCO Technologies Inc	801,164
9,702	Federal Signal Corp	278,253
1,209	Flowserve Corp	35,206
21,033	Franklin Electric Co Inc	1,256,301
13,546	FTI Consulting Inc, (2)	1,333,739
22,266	Generac Holdings Inc, (2)	4,679,200
25,364	Granite Construction Inc	489,779
34,677	Great Lakes Dredge & Dock Corp, (2)	358,213
40,449	Healthcare Services Group Inc	925,473
7,000	Herman Miller Inc	213,290
15,077	Hexcel Corp, (2)	504,778
23,156	HNI Corp	753,728
717	Hub Group Inc, Class A, (2)	35,943
712	Hubbell Inc	103,603
10,789	IAA Inc, (2)	610,549
524	ICF International Inc	34,264
2,192	IES Holdings Inc, (2)	69,969

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Industrials (continued)
552	ITT Inc	$33,402
2,034	KAR Auction Services Inc, (2)	29,615
1,995	Kelly Services Inc, (2)	34,673
9,159	Korn Ferry	276,510
1,866	Landstar System Inc	232,690
3,547	Lindsay Corp	373,499
16,062	Luxfer Holdings PLC	199,490
40,332	Macquarie Infrastructure Corp, (2)	1,040,566
2,313	ManpowerGroup Inc	156,983
15,984	Matthews International Corp	348,931
13,189	McGrath RentCorp	752,828
16,636	Mercury Systems Inc, (2)	1,145,888
3,305	Middleby Corp, (2)	328,980
2,104	Moog Inc	131,269
9,409	MSA Safety Inc	1,241,235
9,049	MYR Group Inc, (2)	386,845
5,519	Oshkosh Corp	371,760
8,238	Park Aerospace Corp	87,240
93,208	Pitney Bowes Inc	494,934
165,378	Plug Power Inc, (2)	2,315,292
26,337	Quanta Services Inc	1,644,219
19,000	Raven Industries Inc, (2)	416,480
56,617	Resideo Technologies Inc, (2)	570,699
29,256	Ryder System Inc	1,441,151
12,150	Schneider National Inc	268,029
18,218	SiteOne Landscape Supply Inc, (2)	2,176,869
40,894	Steelcase Inc	426,933
9,017	Tennant Co	537,594
15,971	Tetra Tech Inc	1,611,634
32,164	Toro Co	2,640,664
23,314	Trex Co Inc, (2)	1,621,256
10,655	TriNet Group Inc, (2)	734,343
20,026	TrueBlue Inc, (2)	310,804
675	UniFirst Corp/MA	110,572
11,666	Valmont Industries Inc	1,655,989
888	Vectrus, Inc, (2)	35,094
2,011	Viad Corp, (2)	40,220
28,212	Wabash National Corp	402,303
14,259	Watts Water Technologies Inc	1,579,469
710	Werner Enterprises Inc	26,994
23,391	WESCO International Inc, (2)	964,645

Shares	Description (1)	Value
	Industrials (continued)
11,953	Woodward Inc	$ 950,861
	Total Industrials	56,905,178
	Information Technology – 16.8%
37,492	ACI Worldwide Inc, (2)	1,093,642
12,766	ADTRAN Inc	136,469
13,031	Anaplan Inc, (2)	721,266
297	Aspen Technology Inc, (2)	32,614
45,360	Avaya Holdings Corp, (2)	780,192
15,181	Avnet Inc	374,515
15,519	Badger Meter Inc	1,138,163
1,482	Benchmark Electronics Inc	30,870
15,270	Benefitfocus Inc, (2)	156,823
3,761	Billcom Holdings Inc, (2)	376,100
18,277	Blackbaud Inc, (2)	901,787
9,840	Blackline Inc, (2)	961,171
6,336	Ciena Corp, (2)	249,575
22,379	Cirrus Logic Inc, (2)	1,541,242
304	Coherent Inc, (2)	38,043
45,364	CommScope Holding Co Inc, (2)	403,740
92,795	Conduent Inc, (2)	323,391
27,373	Cree Inc, (2)	1,740,923
5,558	CTS Corp	153,623
18,230	Dolby Laboratories Inc	1,368,708
123,036	DXC Technology Co, (2)	2,266,323
4,966	Elastic NV, (2)	503,602
53,978	Entegris Inc	4,035,935
25,272	Envestnet Inc, (2)	1,939,373
6,803	ePlus Inc, (2)	459,271
18,585	ExlService Holdings Inc, (2)	1,407,628
494	Fabrinet, (2)	29,650
627	FARO Technologies Inc, (2)	37,770
30,931	First Solar Inc, (2)	2,692,389
32,860	Fitbit Inc, (2)	231,334
12,668	Five9 Inc, (2)	1,921,989
3,362	Flex Ltd, (2)	47,572
6,050	Harmonic, Inc, (2)	35,937
4,373	HubSpot Inc, (2)	1,268,476
58,823	Infinera Corp, (2)	368,232
3,113	Inseego Corp, (2)	27,083
14,812	Insight Enterprises Inc, (2)	790,220
16,765	InterDigital Inc	938,505

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Information Technology (continued)
14,165	Itron Inc, (2)	$962,512
9,990	Kimball Electronics Inc, (2)	121,079
2,176	Knowles Corp, (2)	31,008
34,375	Kulicke & Soffa Industries Inc	898,562
205	Littelfuse Inc	40,578
10,085	Lumentum Holdings Inc, (2)	833,929
15,018	Manhattan Associates Inc, (2)	1,284,039
1,253	Methode Electronics Inc	38,555
16,448	Mimecast Ltd, (2)	628,478
11,656	MobileIron Inc, (2)	82,058
12,470	Model N Inc, (2)	439,318
10,392	MTS Systems Corp, (2)	252,318
38,905	National Instruments Corp	1,216,948
69,563	NCR Corp, (2)	1,413,520
3,758	NETGEAR Inc, (2)	115,822
15,192	New Relic Inc, (2)	921,547
3,644	Novanta Inc, (2)	396,176
46,022	Nuance Communications Inc, (2)	1,468,562
41,136	Nutanix Inc, (2)	1,001,250
1,790	OneSpan Inc, (2)	39,255
26,543	Onto Innovation Inc, (2)	851,234
7,852	OSI Systems Inc, (2)	605,860
4,780	PAE Inc, (2)	37,858
1,537	Paylocity Holding Corp, (2)	285,144
18,523	Plantronics Inc, (2)	361,569
487	Plexus Corp, (2)	33,866
19,211	Progress Software Corp	698,704
17,865	PROS Holdings Inc, (2)	503,257
1,113	Qualys Inc, (2)	97,777
57,640	Rambus Inc, (2)	794,856
673	Rapid7 Inc, (2)	41,679
32,695	Ribbon Communications Inc, (2)	140,915
1,964	Rogers Corp, (2)	238,076
149,269	Sabre Corp, (2)	973,234
11,849	Smartsheet Inc, (2)	590,673
18,992	SPS Commerce Inc, (2)	1,625,525
15,339	SVMK Inc, (2)	321,045
21,148	Sykes Enterprises Inc, (2)	724,107
7,405	SYNNEX Corp, (2)	974,794
45,509	Teradata Corp, (2)	836,000
10,263	TTEC Holdings Inc	562,207

Shares	Description (1)	Value
	Information Technology (continued)
3,611	TTM Technologies Inc, (2)	$42,863
12,399	Universal Display Corp	2,458,846
13,725	Virtusa Corp, (2)	690,367
2,168	Vishay Precision Group Inc, (2)	51,793
18,717	WEX Inc, (2)	2,368,636
4,553	Workiva Inc, (2)	251,826
2,370	Xerox Holdings Corp	41,191
10,407	Zendesk Inc, (2)	1,154,553
19,027	Zuora Inc, (2)	183,040
	Total Information Technology	62,251,155
	Materials – 4.2%
13,807	AptarGroup Inc	1,575,241
49,945	Avient Corp	1,551,791
13,077	Balchem Corp	1,307,046
7,795	Boise Cascade Co	299,172
80,618	Coeur Mining Inc, (2)	569,969
3,941	Compass Minerals International Inc	237,958
11,378	Domtar Corp, (2)	271,707
8,703	Greif Inc	353,255
2,429	Greif Inc	105,054
28,015	HB Fuller Co	1,267,679
13,280	Innospec Inc	878,339
30,332	Louisiana-Pacific Corp	866,889
10,853	Materion Corp	555,565
7,337	Minerals Technologies Inc	401,260
16,207	Myers Industries Inc	232,408
893	Neenah Inc	33,604
4,121	Ranpak Holdings Corp, (2)	35,152
17,056	Reliance Steel & Aluminum Co	1,858,933
6,104	Royal Gold Inc	725,216
4,312	Schnitzer Steel Industries Inc	90,552
1,562	Scotts Miracle-Gro Co	234,378
3,822	Sonoco Products Co	186,858
11,046	Stepan Co	1,286,196
16,561	Trinseo SA	526,971
	Total Materials	15,451,193
	Real Estate – 8.5%
566	Agree Realty Corp	35,132
2,968	Alexander & Baldwin Inc	38,139
1,202	American Campus Communities Inc	45,027
30,386	Armada Hoffler Properties Inc	273,778

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Real Estate (continued)
4,599	Brandywine Realty Trust	$40,287
50,935	Brixmor Property Group Inc	558,248
26,643	CatchMark Timber Trust Inc	231,528
25,341	City Office REIT Inc	160,155
262,999	Colony Capital Inc	936,276
13,111	CoreSite Realty Corp	1,564,929
23,555	Corporate Office Properties Trust	528,339
53,221	Cousins Properties Inc	1,356,071
19,256	Cushman & Wakefield PLC, (2)	225,680
25,454	CyrusOne Inc	1,808,507
105,535	DiamondRock Hospitality Co	521,343
26,227	Douglas Emmett Inc	618,957
40,946	Easterly Government Properties Inc	855,771
23,199	Empire State Realty Trust Inc	124,811
44,875	Essential Properties Realty Trust Inc	741,335
40,133	First Industrial Realty Trust Inc	1,597,695
10,027	Four Corners Property Trust Inc	254,084
59,247	Franklin Street Properties Corp	248,837
823	Howard Hughes Corp, (2)	51,182
30,583	Hudson Pacific Properties Inc	589,029
51,685	Independence Realty Trust Inc	627,973
34,799	iStar Inc	410,628
36,840	JBG SMITH Properties	860,214
8,016	Kennedy-Wilson Holdings Inc	105,651
21,827	Kilroy Realty Corp	1,027,615
51,816	Kimco Realty Corp	531,632
441	Life Storage Inc	50,340
58,145	Macerich Co	404,689
12,698	Marcus & Millichap Inc, (2)	396,559
60,709	MGM Growth Properties LLC	1,605,753
65,223	Outfront Media Inc	855,074
6,403	Paramount Group Inc	37,009
97,617	Park Hotels & Resorts Inc	969,337
19,910	Piedmont Office Realty Trust Inc	227,372
36,587	PotlatchDeltic Corp	1,520,190
18,536	QTS Realty Trust Inc	1,140,149
70,381	Rayonier Inc	1,786,270
11,904	Realogy Holdings Corp, (2)	132,849
25,159	Rexford Industrial Realty Inc	1,168,887
35,664	RLJ Lodging Trust	291,731
1,524	RMR Group Inc	40,630

Shares	Description (1)	Value
	Real Estate (continued)
73,743	Sabra Health Care REIT Inc	$970,458
6,752	SITE Centers Corp	45,981
7,024	SL Green Realty Corp	300,697
1,673	St Joe Co	45,238
117,789	Sunstone Hotel Investors Inc	873,994
6,420	Tanger Factory Outlet Centers Inc	39,740
2,424	Tejon Ranch Co, (2)	33,233
100,180	Uniti Group Inc	883,588
8,192	Washington Real Estate Investment Trust	143,196
61,133	Xenia Hotels & Resorts Inc	503,736
	Total Real Estate	31,435,553
	Utilities – 2.2%
25,205	New Jersey Resources Corp	735,482
34,005	NextEra Energy Partners LP	2,135,514
18,406	ONE Gas Inc	1,270,750
20,755	Ormat Technologies Inc	1,470,907
30,089	Southwest Gas Holdings Inc	1,977,449
26,375	Sunnova Energy International Inc, (2)	634,583
	Total Utilities	8,224,685
	Total Common Stocks (cost $337,375,031)	369,224,793

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
	Financials – 0.0%
1,243	First Eagle Private Credit LLC, (2), (4)	$ 104
	Total Common Stock Rights (cost $-)	104
	Total Long-Term Investments (cost $337,375,031)	369,224,897

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	MONEY MARKET FUNDS – 0.7%
2,664,625	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.090%(6)	$ 2,664,625
	Total Investments Purchased with Collateral from Securities Lending (cost $2,664,625)		2,664,625

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%
$ 390	Federal Agricultural Mortgage Corporation Discount Notes	0.000%	11/02/20	N/R	$ 390,000
	Total Short-Term Investments (cost $390,000)				390,000
	Total Investments (cost $340,429,656) – 100.7%				372,279,522
	Other Assets Less Liabilities – (0.7)%				(2,645,551)
	Net Assets – 100%				$ 369,633,971
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,495,671.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
(7)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2020
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Assets
Long-term investments, at value (cost $37,498,413, $54,516,704, $15,786,693, $299,869,971, $542,459,997, $164,922,841, $114,410,770 and $337,375,031, respectively)(1)	$46,621,658	$53,215,626	$17,043,813	$344,187,384	$533,611,975	$192,983,188	$118,903,464	$369,224,897
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	—	—	—	—	—	2,664,625
Short-term investments, at value (cost approximates value)	—	—	—	470,000	610,000	270,000	180,000	390,000
Cash denominated in foreign currencies (cost $67,479, $93,348, $17,559, $1,894, $5,286, $2,663, $3,243 and $2,923, respectively)	67,479	93,353	17,559	1,894	5,286	2,663	3,243	2,923
Receivable for:
Capital Gains Tax Refund	22,126	—	—	—	—	—	—	—
Dividends	35,008	141,807	20,399	147,831	1,157,917	40,003	196,540	70,005
Interest	—	—	—	—	—	—	—	11,594
Investments sold	—	5,151	—	—	—	3,738,841	—	36,758
Reclaims	180	83,789	420	5,528	9,129	—	—	—
Shares sold	—	—	—	—	—	—	—	25,817
Other Assets	197	—	—	—	—	—	—	—
Total assets	46,746,648	53,539,726	17,082,191	344,812,637	535,394,307	197,034,695	119,283,247	372,426,619
Liabilities
Payable for:
Capital gains tax	32,413	—	—	—	—	—	—	—
Collateral from securities lending program	—	—	—	—	—	—	—	2,664,625
Investments purchased - regular settlement	344	—	—	—	—	3,749,978	—	—
Accrued expenses:
Management fees	18,438	19,621	3,118	109,430	166,108	68,794	42,229	127,743
Professional fees	16	19	5	100	151	57	36	110
Trustees Fees	25	29	9	177	259	91	58	170
Total liabilities	51,236	19,669	3,132	109,707	166,518	3,818,920	42,323	2,792,648
Net assets	$46,695,412	$53,520,057	$17,079,059	$344,702,930	$535,227,789	$193,215,775	$119,240,924	$369,633,971
Shares outstanding	1,600,000	2,200,000	550,000	6,950,000	18,700,000	4,500,000	4,650,000	12,050,000
Net asset value ("NAV") per share	$ 29.18	$ 24.33	$ 31.05	$ 49.60	$ 28.62	$ 42.94	$ 25.64	$ 30.68
Net assets consist of:
Capital paid-in	$46,183,779	$58,893,240	$15,094,433	$289,308,798	$544,083,007	$155,977,195	$118,972,523	$340,324,183
Total distributable earnings	511,633	(5,373,183)	1,984,626	55,394,132	(8,855,218)	37,238,580	268,401	29,309,788
Net assets	$46,695,412	$53,520,057	$17,079,059	$344,702,930	$535,227,789	$193,215,775	$119,240,924	$369,633,971
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $2,495,671 for NUSC.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2020
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Investment Income	$ 1,117,524	$ 1,492,187	$ 284,369	$ 1,629,893	$ 8,474,111	$ 532,817	$ 2,133,857	$ 3,444,901
Securities lending income	—	—	—	—	—	—	—	16,345
Foreign tax withheld on dividend income	(131,860)	(120,514)	—	—	—	—	—	(3,091)
Total investment income	985,664	1,371,673	284,369	1,629,893	8,474,111	532,817	2,133,857	3,458,155
Expenses
Management fees	219,982	212,900	28,250	766,324	994,086	442,527	321,286	999,189
Professional fees	1,198	1,302	335	5,286	6,637	2,655	1,978	6,061
Trustees fees	1,175	1,317	349	5,519	7,005	2,718	1,933	6,070
Total expenses	222,355	215,519	28,934	777,129	1,007,728	447,900	325,197	1,011,320
Net investment income (loss)	763,309	1,156,154	255,435	852,764	7,466,383	84,917	1,808,660	2,446,835
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(5,403,584)	(2,030,056)	509,675	10,491,776	(6,207,055)	9,721,815	(4,217,352)	(622,903)
In-kind redemptions	(293,179)	1,935,815	85,192	9,595,121	2,086,040	1,601,784	2,303,883	3,150,948
Change in net unrealized appreciation (depreciation) of investments and foreign currency	8,514,368	(5,058,657)	671,696	39,445,744	(13,711,403)	24,595,440	1,901,527	27,550,720
Net realized and unrealized gain (loss)	2,817,605	(5,152,898)	1,266,563	59,532,641	(17,832,418)	35,919,039	(11,942)	30,078,765
Net increase (decrease) in net assets from operations	$ 3,580,914	$(3,996,744)	$1,521,998	$60,385,405	$(10,366,035)	$36,003,956	$ 1,796,718	$32,525,600
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NUEM		NUDM
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 763,309	$ 1,113,538	$ 1,156,154	$ 1,629,590
Net realized gain (loss) from:
Investments and foreign currency	(5,403,584)	(3,154,477)	(2,030,056)	(2,732,365)
In-kind redemptions	(293,179)	—	1,935,815	453,307
Change in net unrealized appreciation (depreciation) of investments and foreign currency	8,514,368	5,508,424	(5,058,657)	8,050,579
Net increase (decrease) in net assets from operations	3,580,914	3,467,485	(3,996,744)	7,401,111
Distributions to Shareholders
Dividends	(1,191,300)	(781,600)	(1,843,400)	(1,207,140)
Decrease in net assets from distributions to shareholders	(1,191,300)	(781,600)	(1,843,400)	(1,207,140)
Fund Share Transactions
Proceeds from shares sold	11,165,263	17,891,627	19,293,749	22,035,244
Cost of shares redeemed	(23,113,970)	—	(26,786,180)	(4,760,320)
Net increase (decrease) in net assets from Fund share transactions	(11,948,707)	17,891,627	(7,492,431)	17,274,924
Net increase (decrease) in net assets	(9,559,093)	20,577,512	(13,332,575)	23,468,895
Net assets at the beginning of period	56,254,505	35,676,993	66,852,632	43,383,737
Net assets at the end of period	$ 46,695,412	$56,254,505	$ 53,520,057	$66,852,632

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NULC		NULG
	Year Ended 10/31/20	For the period 6/3/19 (commencement of operations) through 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 255,435	$ 46,218	$ 852,764	$ 518,869
Net realized gain (loss) from:
Investments and foreign currency	509,675	6,148	10,491,776	520,420
In-kind redemptions	85,192	232,511	9,595,121	8,035,976
Change in net unrealized appreciation (depreciation) of investments and foreign currency	671,696	585,424	39,445,744	2,621,173
Net increase (decrease) in net assets from operations	1,521,998	870,301	60,385,405	11,696,438
Distributions to Shareholders
Dividends	(91,800)	—	(1,371,300)	(2,078,290)
Decrease in net assets from distributions to shareholders	(91,800)	—	(1,371,300)	(2,078,290)
Fund Share Transactions
Proceeds from shares sold	13,875,505	11,510,375	240,116,860	57,491,685
Cost of shares redeemed	(6,630,100)	(3,977,220)	(38,217,265)	(42,532,205)
Net increase (decrease) in net assets from Fund share transactions	7,245,405	7,533,155	201,899,595	14,959,480
Net increase (decrease) in net assets	8,675,603	8,403,456	260,913,700	24,577,628
Net assets at the beginning of period	8,403,456	—	83,789,230	59,211,602
Net assets at the end of period	$17,079,059	$ 8,403,456	$344,702,930	$ 83,789,230

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NULV		NUMG
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 7,466,383	$ 1,578,380	$ 84,917	$ 100,000
Net realized gain (loss) from:
Investments and foreign currency	(6,207,055)	(717,879)	9,721,815	(615,383)
In-kind redemptions	2,086,040	2,065,646	1,601,784	5,884,898
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(13,711,403)	5,052,201	24,595,440	3,659,213
Net increase (decrease) in net assets from operations	(10,366,035)	7,978,348	36,003,956	9,028,728
Distributions to Shareholders
Dividends	(1,925,600)	(1,852,310)	(158,565)	(2,222,550)
Decrease in net assets from distributions to shareholders	(1,925,600)	(1,852,310)	(158,565)	(2,222,550)
Fund Share Transactions
Proceeds from shares sold	466,973,250	64,336,100	114,305,485	26,478,635
Cost of shares redeemed	(14,023,180)	(21,887,605)	(10,156,730)	(29,451,580)
Net increase (decrease) in net assets from Fund share transactions	452,950,070	42,448,495	104,148,755	(2,972,945)
Net increase (decrease) in net assets	440,658,435	48,574,533	139,994,146	3,833,233
Net assets at the beginning of period	94,569,354	45,994,821	53,221,629	49,388,396
Net assets at the end of period	$535,227,789	$ 94,569,354	$193,215,775	$ 53,221,629

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NUMV		NUSC
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 1,808,660	$ 1,220,313	$ 2,446,835	$ 1,339,535
Net realized gain (loss) from:
Investments and foreign currency	(4,217,352)	(1,668,847)	(622,903)	(3,851,333)
In-kind redemptions	2,303,883	2,972,359	3,150,948	4,301,196
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,901,527	3,943,286	27,550,720	7,566,647
Net increase (decrease) in net assets from operations	1,796,718	6,467,111	32,525,600	9,356,045
Distributions to Shareholders
Dividends	(1,230,460)	(1,671,950)	(1,786,255)	(2,978,020)
Decrease in net assets from distributions to shareholders	(1,230,460)	(1,671,950)	(1,786,255)	(2,978,020)
Fund Share Transactions
Proceeds from shares sold	79,612,400	23,919,765	179,693,885	107,483,270
Cost of shares redeemed	(15,510,375)	(21,460,765)	(8,314,620)	(26,792,655)
Net increase (decrease) in net assets from Fund share transactions	64,102,025	2,459,000	171,379,265	80,690,615
Net increase (decrease) in net assets	64,668,283	7,254,161	202,118,610	87,068,640
Net assets at the beginning of period	54,572,641	47,318,480	167,515,361	80,446,721
Net assets at the end of period	$119,240,924	$ 54,572,641	$369,633,971	$167,515,361
See accompanying notes to financial statements.

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NUEM
2020	$25.57	$0.40	$ 3.75	$ 4.15	$(0.54)	$ —	$(0.54)	$29.18	$29.37
2019	23.78	0.58	1.70	2.28	(0.49)	—	(0.49)	25.57	25.71
2018	27.69	0.59	(4.31)	(3.72)	(0.18)	(0.01)	(0.19)	23.78	23.92
2017(d)	24.95	0.20	2.54	2.74	—	—	—	27.69	28.05
NUDM
2020	26.74	0.54	(2.03)	(1.49)	(0.92)	—	(0.92)	24.33	24.50
2019	24.10	0.75	2.44	3.19	(0.55)	—	(0.55)	26.74	26.86
2018	26.39	0.71	(2.87)	(2.16)	(0.12)	(0.01)	(0.13)	24.10	24.12
2017(d)	24.88	0.17	1.34	1.51	—	—	—	26.39	26.57
NULC
2020	28.01	0.53	2.74	3.27	(0.21)	(0.02)	(0.23)	31.05	30.95
2019(e)	24.96	0.19	2.86	3.05	—	—	—	28.01	27.99
NULG
2020	38.97	0.18	10.91	11.09	(0.20)	(0.26)	(0.46)	49.60	49.54
2019	33.84	0.29	5.96	6.25	(0.24)	(0.88)	(1.12)	38.97	39.00
2018	30.47	0.25	3.31	3.56	(0.09)	(0.10)	(0.19)	33.84	33.87
2017(f)	25.21	0.24	5.02	5.26	—	—	—	30.47	30.53
NULV
2020	31.52	0.77	(3.19)	(2.42)	(0.48)	—	(0.48)	28.62	28.65
2019	28.75	0.74	3.00	3.74	(0.57)	(0.40)	(0.97)	31.52	31.52
2018	27.83	0.71	0.56	1.27	(0.27)	(0.08)	(0.35)	28.75	28.80
2017(f)	25.09	0.53	2.21	2.74	—	—	—	27.83	27.88
NUMG
2020	33.26	0.03	9.75	9.78	(0.10)	—	(0.10)	42.94	42.83
2019	29.93	0.06	4.62	4.68	(0.06)	(1.29)	(1.35)	33.26	33.32
2018	28.44	0.07	1.58	1.65	(0.04)	(0.12)	(0.16)	29.93	30.12
2017(f)	25.10	0.09	3.25	3.34	—	—	—	28.44	28.46
NUMV
2020	29.50	0.57	(3.71)	(3.14)	(0.72)	—	(0.72)	25.64	25.67
2019	27.04	0.64	2.78	3.42	(0.62)	(0.34)	(0.96)	29.50	29.57
2018	27.00	0.65	(0.38)	0.27	(0.19)	(0.04)	(0.23)	27.04	27.09
2017(f)	25.04	0.48	1.48	1.96	—	—	—	27.00	27.01
NUSC
2020	29.65	0.28	1.03	1.31	(0.28)	—	(0.28)	30.68	30.74
2019	28.23	0.34	2.06	2.40	(0.27)	(0.71)	(0.98)	29.65	29.70
2018	27.84	0.35	0.30	0.65	(0.18)	(0.08)	(0.26)	28.23	28.27
2017(f)	25.01	0.27	2.56	2.83	—	—	—	27.84	27.89

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

16.41%	16.47%	$ 46,695	0.45%	1.56%	81%
9.68	9.70	56,255	0.45	2.30	53
(13.55)	(14.18)	35,676	0.45	2.12	65
11.03	12.42	24,917	0.45*	1.86*	13

(5.91)	(5.67)	53,520	0.40	2.17	66
13.71	14.10	66,853	0.40	3.03	57
(8.25)	(8.79)	43,384	0.40	2.71	56
6.07	6.78	23,755	0.40*	1.65*	9

11.71	11.43	17,079	0.20	1.81	61
12.22	12.14	8,403	0.20*	1.75*	9

28.66	28.42	344,703	0.35	0.39	86
19.57	19.53	83,789	0.35	0.82	61
11.70	11.61	59,212	0.35	0.73	65
20.88	21.10	24,380	0.35*	0.98*	30

(7.87)	(7.78)	535,228	0.35	2.63	38
13.80	13.59	94,569	0.35	2.51	66
4.57	4.56	45,995	0.35	2.46	59
10.90	11.11	27,828	0.35*	2.30*	33

29.43	28.90	193,216	0.40	0.08	94
16.93	16.41	53,222	0.40	0.19	67
5.84	6.41	49,388	0.40	0.23	60
13.30	13.38	21,330	0.40*	0.38*	53

(10.98)	(11.11)	119,241	0.40	2.25	72
13.51	13.57	54,573	0.40	2.31	70
0.97	1.13	47,318	0.40	2.30	69
7.82	7.86	22,951	0.40*	2.12*	46

4.40	4.44	369,634	0.40	0.98	54
9.24	9.26	167,515	0.40	1.17	32
2.32	2.30	80,447	0.40	1.17	54
11.34	11.54	30,629	0.40*	1.17*	36
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 - Fund Shares).
(d)	For the period June 6, 2017 (commencement of operations) through October 31, 2017.
(e)	For the period June 3, 2019 (commencement of operations) through October 31, 2019.
(f)	For the period December 13, 2016 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nushares ETF Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen ESG Emerging Markets Equity ETF (NUEM), Nuveen ESG International Developed Markets Equity ETF (NUDM), Nuveen ESG Large-Cap ETF (NULC), Nuveen ESG Large-Cap Growth ETF (NULG), Nuveen ESG Large-Cap Value ETF (NULV), Nuveen ESG Mid-Cap Growth ETF (NUMG), Nuveen ESG Mid-Cap Value ETF (NUMV) and Nuveen ESG Small-Cap ETF (NUSC) (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange").
The end of the reporting period for the Funds is October 31, 2020 and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and creation unit transactions. The NAV for financial reporting purposes includes security and creation unit transactions through the date of the report. Total return is computed based on the NAV used for processing security and creation unit transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
NUEM	Value	% of Net Assets
Country:
China	$19,502,607	41.8%
Taiwan	6,360,766	13.6
Korea, Republic Of	5,014,628	10.7
India	3,106,896	6.7
Brazil	1,781,071	3.8
South Africa	1,511,230	3.2
Saudi Arabia	1,355,052	2.9
Malaysia	860,678	1.9
Thailand	826,545	1.8
Mexico	727,705	1.6
Other	5,574,480	11.8
Total non-U.S. securities	$46,621,658	99.8%

NUDM	Value	% of Net Assets
Country:
Japan	$13,775,071	25.7%
United Kingdom	7,926,344	14.8
Switzerland	5,551,392	10.4
Germany	4,990,963	9.3
France	4,904,849	9.2
Australia	3,689,943	6.9
Netherlands	1,659,668	3.1
Sweden	1,566,098	2.9
Denmark	1,511,777	2.8
Spain	1,109,005	2.1
Other	6,530,516	12.2
Total non-U.S. securities	$53,215,626	99.4%
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the end of trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
NUEM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$45,862,561	$758,454**	$ 643***	$46,621,658
Common Stock Rights	—	—	—****	—
Total	$45,862,561	$758,454	$ 643	$46,621,658

NUDM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$53,209,805	$ —	$5,821***	$53,215,626

NULC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$17,043,813	$ —	$ —	$17,043,813

NULG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$344,187,384	$ —	$ —	$344,187,384
Short-Term Investments:
U.S. Government and Agency Obligations	—	470,000	—	470,000
Total	$344,187,384	$470,000	$ —	$344,657,384

NULV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$533,611,975	$ —	$ —	$533,611,975
Short-Term Investments:
U.S. Government and Agency Obligations	—	610,000	—	610,000
Total	$533,611,975	$610,000	$ —	$534,221,975

NUMG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$192,983,188	$ —	$ —	$192,983,188
Short-Term Investments:
U.S. Government and Agency Obligations	—	270,000	—	270,000
Total	$192,983,188	$270,000	$ —	$193,253,188

NUMV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$118,903,464	$ —	$ —	$118,903,464
Short-Term Investments:
U.S. Government and Agency Obligations	—	180,000	—	180,000
Total	$118,903,464	$180,000	$ —	$119,083,464

Notes to Financial Statements (continued)
NUSC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$369,204,470	$ —	$20,323***	$369,224,793
Common Stock Rights	—	—	104***	104
Investments Purchased with Collateral from Securities Lending	2,664,625	—	—	2,664,625
Short-Term Investments:
U.S. Government and Agency Obligations	—	390,000	—	390,000
Total	$371,869,095	$390,000	$20,427	$372,279,522

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
****	Refer to the Fund's Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
Effective September 4, 2020, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
NUSC	Common Stocks	$2,495,671	$2,664,625
Investment Transactions
Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$38,560,343	$34,723,907	$8,822,114	$188,462,887	$112,493,727	$104,384,340	$59,382,108	$140,600,857
Sales	48,235,097	35,925,837	8,640,524	188,229,300	106,018,332	104,421,612	58,475,837	135,336,837
In-kind transactions during the current fiscal period were as follows:
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
In-kind purchases	$2,638,454	$18,436,159	$13,848,899	$238,911,683	$464,669,458	$114,070,852	$79,105,746	$175,939,804
In-kind sales	5,450,239	25,590,058	6,631,738	38,088,961	13,967,327	10,137,803	15,468,510	8,279,957
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds' distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.
Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.
Transactions in Fund shares during the current fiscal period were as follows:
	NUEM				NUDM
	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	500,000	$ 11,165,263	700,000	$17,891,627	800,000	$ 19,293,749	900,000	$22,035,244
Shares redeemed	(1,100,000)	(23,113,970)	—	—	(1,100,000)	(26,786,180)	(200,000)	(4,760,320)
Net increase (decrease)	(600,000)	$(11,948,707)	700,000	$17,891,627	(300,000)	$ (7,492,431)	700,000	$17,274,924

	NULC				NULG
	Year Ended 10/31/20		For the period 6/3/19 (commencement of operations) through 10/31/19		Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	500,000	$13,875,505	450,002	$11,510,375	5,650,000	$240,116,860	1,550,000	$ 57,491,685
Shares redeemed	(250,000)	(6,630,100)	(150,002)	(3,977,220)	(850,000)	(38,217,265)	(1,150,000)	(42,532,205)
Net increase (decrease)	250,000	$ 7,245,405	300,000	$ 7,533,155	4,800,000	$201,899,595	400,000	$ 14,959,480

Notes to Financial Statements (continued)
	NULV				NUMG
	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	16,200,000	$466,973,250	2,150,000	$ 64,336,100	3,200,000	$114,305,485	850,000	$ 26,478,635
Shares redeemed	(500,000)	(14,023,180)	(750,000)	(21,887,605)	(300,000)	(10,156,730)	(900,000)	(29,451,580)
Net increase (decrease)	15,700,000	$452,950,070	1,400,000	$ 42,448,495	2,900,000	$104,148,755	(50,000)	$ (2,972,945)

	NUMV				NUSC
	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,350,000	$ 79,612,400	850,000	$ 23,919,765	6,700,000	$179,693,885	3,750,000	$107,483,270
Shares redeemed	(550,000)	(15,510,375)	(750,000)	(21,460,765)	(300,000)	(8,314,620)	(950,000)	(26,792,655)
Net increase (decrease)	2,800,000	$ 64,102,025	100,000	$ 2,459,000	6,400,000	$171,379,265	2,800,000	$ 80,690,615
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Tax cost of investments	$39,245,079	$54,830,424	$15,793,382	$300,421,717	$544,035,955	$165,286,836	$114,963,937	$341,134,481
Gross unrealized:
Appreciation	$11,978,877	$ 4,954,436	$ 1,870,949	$ 49,480,143	$ 25,947,592	$ 32,144,633	$ 10,527,240	$ 57,794,491
Depreciation	(4,602,298)	(6,569,234)	(620,518)	(5,244,476)	(35,761,572)	(4,178,281)	(6,407,713)	(26,649,450)
Net unrealized appreciation (depreciation) of investments	$ 7,376,579	$ (1,614,798)	$ 1,250,431	$ 44,235,667	$ (9,813,980)	$ 27,966,352	$ 4,119,527	$ 31,145,041
Permanent differences, primarily due to foreign currency transactions, redemption in-kind, capital gain tax expense, REIT adjustments, and investments in passive foreign investment companies, resulted in reclassifications among the Funds' components of net assets as of October 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' tax year end, were as follows:
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Undistributed net ordinary income[1]	$651,107	$1,022,566	$723,010	$10,578,653	$6,756,817	$7,417,156	$1,462,023	$1,413,997
Undistributed net long-term capital gains	—	—	11,185	579,812	—	1,855,072	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$1,191,300	$1,843,400	$91,799	$586,800	$1,925,600	$158,565	$1,230,460	$1,786,255
Distributions from net long-term capital gains[2]	—	—	1	784,500	—	—	—	—

2019	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$781,600	$1,207,140	$ —	$2,009,424	$1,759,621	$1,876,412	$1,564,746	$2,491,947
Distributions from net long-term capital gains	—	—	—	68,866	92,689	346,138	107,204	486,073

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020.
As of October 31, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NUEM	NUDM	NULV	NUMV	NUSC
Not subject to expiration:
Short-term	$3,957,661	$1,441,018	$3,730,030	$3,145,654	$1,797,501
Long-term	3,525,154	3,346,073	2,068,025	2,167,495	1,451,749
Total	$7,482,815	$4,787,091	$5,798,055	$5,313,149	$3,249,250
During the Funds’ tax year ended October 31, 2020, NUMG utilized $472,279 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees' counsel fees), certain compensation expenses of the Funds' chief compliance officer, litigation expenses and extraordinary expenses.
The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:
Fund	Management Fee
NUEM	0.45%
NUDM	0.40
NULC	0.20
NULG	0.35
NULV	0.35
NUMG	0.40
NUMV	0.40
NUSC	0.40
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the last sales price or other current market price without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Notes to Financial Statements (continued)
Cross-Trades	NULC	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$1,418,755	$24,825,482	$14,139,076	$12,144,518	$8,816,159	$ 817,445
Sales	736,249	35,496,190	15,598,861	22,345,651	3,390,609	1,197,204
As of the end of the reporting period, the percentage of Funds shares owned by TIAA are as follows:
NULC
TIAA owned shares	35%

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017-3206
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Adminstrator, Custodian
and Transfer Agent
Brown Brothers Harriman
50 Post Office Square
Boston, MA 02110
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Morgan, Lewis & Bockius LLP
111 Pennsylvania Avenue, NW
Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund's market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund's listing exchange, as of the time that the Fund's NAV is calculated (normally 4:00 p.m. Eastern Time).
	NUEM		NUDM
Year Ended October 31, 2020	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	2	0.8%	1	0.4%
1.01% to 3.00%	42	16.7%	37	14.7%
0.51% to 1.00%	58	23.0%	102	40.5%
0.26% to 0.50%	33	13.1%	40	15.9%
0.00 to 0.25%	22	8.7%	29	11.5%
(0.01)% to (0.25)%	25	9.9%	15	5.9%
(0.26)% to (0.50)%	23	9.1%	6	2.4%
(0.51)% to (1.00)%	26	10.3%	10	4.0%
(1.01)% to (3.00)%	18	7.2%	12	4.7%
Less than (3.00)%	3	1.2%	–	–
	252	100%	252	100%

	NULC			NULG			NULV
Year Ended October 31, 2020	Number of Days	% of Total Days	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
1.01% to 3.00%	–	–	1	0.4%	–	–
0.26% to 0.50%	–	–	–	–	2	0.8%
0.00% to 0.25%	84	33.3%	214	84.9%	232	92.1%
(0.01)% to (0.25)%	168	66.7%	36	14.3%	18	7.1%
(0.26)% to (0.50)%	–	–	1	0.4%	–	–
	252	100%	252	100%	252	100%

Additional Fund Information (Unaudited) (continued)
	NUMG			NUMV			NUSC
Year Ended October 31, 2020	Number of Days	% of Total Days	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	1	0.4%	–	–	–	–
1.01% to 3.00%	–	–	1	0.4%	1	0.4%
0.26% to 0.50%	–	–	–	–	2	0.8%
0.00% to 0.25%	231	91.7%	237	94.0%	226	89.7%
(0.01)% to (0.25)%	20	7.9%	14	5.6%	23	9.1%
	252	100%	252	100%	252	100%
Foreign Taxes: NUEM and NUDM paid qualifying foreign taxes of $115,093 and $112,280, respectively, and earned $1,100,801 and $1,386,317 of foreign source income, respectively, during the fiscal year ended October 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, NUEM and NUDM hereby designate $0.07 and $0.05 per share as foreign taxes paid, respectively and $0.69 and $0.63 per share as income earned from foreign sources, respectively,for the fiscal year ended October 31, 2020. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sentto shareholders shortly after the calendar year end.
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
% of QDI	53.9%	87.9%	80.1%	100.0%	100.0%	100.0%	82.7%	77.2%
% of DRD	0.0%	0.0%	81.3%	100.0%	96.9%	100.0%	78.8%	76.2%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Index: An index designed to measure the performance of the large and mid cap segments of the U.S. market. With 637 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Growth Index: An index designed to measure the performance of large and mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Mid Cap Growth Index: An index designed to measure the performance of mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Mid Cap Value Index: An index designed to measure the performance of mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Small Cap Index: An index designed to measure the performance of the small cap segment of the U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Value Index: An index designed to measure the performance of large and mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
TIAA ESG Emerging Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI Emerging Markets Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI Emerging Markets Index. The Nuveen ESG Emerging Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
TIAA ESG International Developed Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI EAFE Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI EAFE Index. The Nuveen ESG International Developed Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Index: A custom index that is primarily composed of equity securities issued by large capitalization companies listed on U.S. exchanges. The Index uses a rules-based methodology that seeks to provide investment exposure that generally replicates that of large-cap benchmarks through a portfolio of securities that adhere to predetermined ESG, controversial business involvement and low-carbon screening criteria. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Growth Index: Based on the MSCI USA Growth index, its parent index, which captures large cap securities exhibiting overall growth style characteristics in the U.S. The TIAA ESG USA Large-Cap Growth Index is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Value Index: Based on the MSCI USA Value index, its parent index, which captures large-cap U.S. securities exhibiting overall value style characteristics. The TIAA ESG Large-Cap Value is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Mid-Cap Growth Index: Based on the MSCI USA Mid-Cap Growth Index, its parent index, which captures mid cap securities exhibiting overall growth style characteristics in the US. The TIAA ESG USA Mid-Cap Growth is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Mid-Cap Value Index: Based on the MSCI USA Mid-Cap Value Index, its parent index, which captures mid-cap securities exhibiting overall value style characteristics in the U.S. The TIAA ESG USA Mid-Cap Value Index is designed to represent the performance of a TIAA strategy that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI USA Mid-Cap Value Index.

The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Small-Cap Index: Based on the MSCI USA Small-Cap Index, its parent index, which captures small-cap securities exhibiting overall style characteristics in the U.S. The TIAA ESG USA Small-Cap Index is designed to represent the performance of a TIAA strategy that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI USA Small-Cap Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees of Nushares ETF Trust (the “Board” and each Trustee, a “Board Member”), which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- and three-year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting. In addition, for funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to certain peer groups and/or benchmark(s) as well as differences in the composition of the peer groups over time will necessarily contribute to differences in performance results and limit the value of the comparative information.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

With respect to Nuveen ETFs, the Board noted that the Nuveen ETFs, including the Funds, are designed to track the performance of a specified index (the “Underlying Index”). In its review, the Board received and reviewed, among other things, the net asset value performance of each Fund, the performance of such Fund’s Underlying Index and parent index, such Fund’s relative performance compared to the performance of peer funds (the “Performance Peer Group”) and such Fund’s tracking error and excess return compared to its Underlying Index. Given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, however, the Board recognized that the extent to which a Fund tracked its benchmark was of greater relevance in assessing the performance for such Fund and therefore placed more emphasis on the tracking error and correlation data provided.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen ESG Emerging Markets Equity ETF (the “Emerging Markets Fund”), the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2019, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one-year period ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such period. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For Nuveen ESG International Developed Markets Equity ETF (the “International Developed Markets Fund”), the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2019, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one-year period ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such period. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For Nuveen ESG Large-Cap ETF (the “Large-Cap Fund”), the Board noted that the Fund was new with a performance history too short to make a meaningful assessment of performance.
For Nuveen ESG Large-Cap Growth ETF (the “Large-Cap Growth Fund”), the Board considered, among other things, the Fund’s performance for the one- and three-year periods ended December 31, 2019, the performance of its Underlying Index for such periods, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such periods. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen ESG Large-Cap Value ETF (the “Large-Cap Value Fund”), the Board considered, among other things, the Fund’s performance for the one- and three-year periods ended December 31, 2019, the performance of its Underlying Index for such periods, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such periods. The Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile for the three-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”), the Board considered, among other things, the Fund’s performance for the one- and three-year periods ended December 31, 2019, the performance of its Underlying Index for such periods, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such periods. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile for the three-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Mid-Cap Value ETF (the “Mid-Cap Value Fund”), the Board considered, among other things, the Fund’s performance for the one- and three-year periods ended December 31, 2019, the performance of its Underlying Index for such periods, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such periods. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board was satisfied with the Fund’s overall performance.
For Nuveen ESG Small-Cap ETF (the “Small-Cap Fund”), the Board considered, among other things, the Fund’s performance for the one- and three-year periods ended December 31, 2019, the performance of its Underlying Index for such periods, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed, among other things, the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 and the Fund’s tracking difference as compared to its Underlying Index during such periods. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three-year period ended March 31, 2020. In its review, however, the Board placed more emphasis on its review of the correlation and tracking difference data given the Fund’s investment objective. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board generally considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a Nuveen fund before and after any fee waivers and/or expense reimbursements. With respect to the Nuveen ETFs, such as the Funds, however, the Board recognized that the fund pays the Adviser a unitary fee and therefore, the Board reviewed the unitary fee compared to the gross and net management fees and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group as well as changes to the composition of the Peer Group from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
As noted above, the Board recognized that each Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of such Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of such Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, each Fund pays the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of a Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (a) the Emerging Markets Fund and Large-Cap Fund each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the International Developed Markets Fund, Mid-Cap Growth Fund and Mid-Cap Value Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; (c) the Small-Cap Fund had a net management fee that was higher than the peer average and a net expense ratio that was slightly higher than the peer average; and (d) the Large-Cap Growth Fund and the Large-Cap Value Fund each had a net management fee and a net expense ratio that were higher than the respective peer averages. With respect to the Small-Cap Fund, the Independent Board Members noted that such Fund’s relative standing in its peer set changed, in part, due to such Fund being placed in a new peer set with larger net assets. With respect to the Large-Cap Growth Fund and the Large-Cap Value Fund, the Independent Board Members noted that each such Fund’s relative standing in its peer set changed, in part, due to an increase in the average net assets of the peer set leading to a reduction in the average net expense ratio of the peer set.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and certain funds advised by the Sub-Adviser. The Board further noted that the Adviser also advised and the Sub-Adviser sub-advised additional ETFs sponsored by Nuveen.
The Board recognized that the Funds had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. The Board also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and closed-end funds for 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that, with respect to the Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs do not have breakpoint schedules. The Board recognized that the Nuveen ETFs (including the Funds) pay a unified fee and as a result, any reduction in fixed costs associated with the management of these funds would benefit the Adviser. However, the Independent Board Members noted that the unified fee schedule provides shareholders with a level of certainty of the expenses of the Nuveen ETFs. The Independent Board Members considered that the unified fees generally provide inherent economies of scale because the Nuveen ETF would maintain a competitive fixed fee over the annual contract period even if the particular fund’s assets declined and/or operating costs rose. As the Nuveen ETFs do not have breakpoints, they do not participate in the complex-level fee programs. In addition, given that the Nuveen ETFs were recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nuveen ETFs during the start-up phase.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Board further concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members also noted that various sub-advisers may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	150
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company (media and publishing); formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).	150

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	150
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (telecommunication services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	150
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	150
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	150

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	150
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).	150
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	150
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	150

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Jordan M. Farris 1980 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2019	Managing Director (since 2017), formerly Vice President (2016-2017), Head of Product Management and Development, ETFs, Nuveen Securities, LLC; Director, Guggenheim Funds Distributors (2013-2016).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020), formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (sdince 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020) Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    NAN-NSESG-1020D1434967-INV-Y-12/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen ESG International Developed Markets Equity ETF	18,710	0	0	0
Nuveen ESG Emerging Markets Equity ETF	18,710	0	0	0
Nuveen ESG Large-Cap ETF	16,230	0	0	0
Nuveen ESG Large-Cap Growth ETF	16,230	0	0	0
Nuveen ESG Large-Cap Value ETF	16,230	0	0	0
Nuveen ESG Mid-Cap Growth ETF	16,230	0	0	0
Nuveen ESG Mid-Cap Value ETF	16,230	0	0	0
Nuveen ESG Small-Cap ETF	16,230	0	0	0

Total	$134,800	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Emerging Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen ESG International Developed Markets Equity ETF	18,350	0	0	0
Nuveen ESG Emerging Markets Equity ETF	18,350	0	0	0
Nuveen ESG Large-Cap Growth ETF	15,920	0	0	0
Nuveen ESG Large-Cap Value ETF	15,920	0	0	0
Nuveen ESG Mid-Cap Growth ETF	15,920	0	0	0
Nuveen ESG Mid-Cap Value ETF	15,920	0	0	0
Nuveen ESG Small-Cap ETF	15,920	0	0	0

Total	$116,300	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Emerging Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0	0	0
Nuveen ESG Emerging Markets Equity ETF	0	0	0
Nuveen ESG Large-Cap ETF	0	0	0
Nuveen ESG Large-Cap Growth ETF	0	0	0
Nuveen ESG Large-Cap Value ETF	0	0	0
Nuveen ESG Mid-Cap Growth ETF	0	0	0
Nuveen ESG Mid-Cap Value ETF	0	0	0
Nuveen ESG Small-Cap ETF	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0	0	0
Nuveen ESG Emerging Markets Equity ETF	0	0	0
Nuveen ESG Large-Cap ETF	0	0	0
Nuveen ESG Large-Cap Growth ETF	0	0	0
Nuveen ESG Large-Cap Value ETF	0	0	0
Nuveen ESG Mid-Cap Growth ETF	0	0	0
Nuveen ESG Mid-Cap Value ETF	0	0	0
Nuveen ESG Small-Cap ETF	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nushares ETF Trust

By (Signature and Title)	/s/ Diana R. Gonzalez
Diana R. Gonzalez
Vice President and Secretary

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jordan M. Farris
Jordan M. Farris
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 7, 2021